Exhibit 10.19

SVB Silicon Valley Bank
A Member of SVB Financial Group
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
This AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of May  24, 2012 (the “Effective Date”) is between SILICON VALLEY BANK, a California corporation (“Bank”), with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and FORESCOUT TECHNOLOGIES, INC., a Delaware corporation (“Borrower”), with its principal place of business at 10001 North De Anza Blvd, Suite 220, Cupertino, CA 95014, and provides the terms on which Bank shall lend to Borrower, and Borrower shall repay Bank.
RECITALS
A.    Bank and Borrower entered into that certain Loan and Security Agreement dated as of May 19, 2009, as amended from time to time including by that certain Default Waiver and First Amendment to Loan and Security Agreement by and between Bank and Borrower dated as of August, 2009, that certain Default Waiver and Second Amendment to Loan and Security Agreement by and between Bank and Borrower dated as of November 16, 2009, that certain Third Amendment to Loan and Security Agreement by and between Bank and Borrower dated as of August 27, 2010, and that certain Fourth Amendment to Loan and Security Agreement by and between Bank and Borrower dated as of August 5, 2011 (as the same may from time to time be further amended, modified, supplemented or restated, the “Existing Loan Agreement”).
B.    Bank has extended credit to Borrower for the purposes permitted in the Existing Loan Agreement.
C.    Borrower has requested that Bank amend the Existing Loan Agreement to increase the maximum principal amount, reduce the financing rate and extend the maturity date of the accounts financing facility, provide new term loan financing, and make certain other revisions to the Existing Loan Agreement as more fully set forth herein.
D.    Bank has agreed to so amend certain provisions of the Existing Loan Agreement and the parties have further agreed to amend and restate the entire Existing Loan Agreement in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below. (This Amended and Restated Loan and Security Agreement shall be referred to as the “Agreement” or “Loan Agreement.”)
AGREEMENT
NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend, supersede and replace the Existing Loan Agreement in its entirety with the following:
1    ACCOUNTING AND OTHER TERMS
Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. The term “financial statements” includes the notes and schedules. The terms “including” and “includes” always mean “including (or includes) without limitation,” in this or any Loan Document Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.
2    LOAN AND TERMS OF PAYMENT
2.1    Promise to Pay. Borrower hereby unconditionally promises to pay Bank the unpaid principal amount of all Credit Extensions hereunder with all interest, fees and finance charges due thereon as and when due in accordance with this Agreement.
2.1.1    Financing of Accounts. The Credit Extensions by Bank to Borrower for the financing of Accounts in accordance with this Section 2.1.1 shall be referred to as the “Accounts Financing Facility.” Subject to all terms, conditions and limitations set forth herein, the aggregate face amount of all Financed Receivables outstanding at any time may not exceed Seven Million Five Hundred Thousand Dollars ($7,500,000) (the “Facility Amount”), and the aggregate amount of all outstanding Advances at any time may not exceed Six Million Dollars ($6,000,000).
(a)    Financing of Accounts — Streamline Basis
(i)    Streamline Borrowing. A “Streamline Period” is a period of time, designated as such, during which (i) no Event of Default is continuing and remains uncured and (ii) Borrower’s Adjusted Quick Ratio, tested on a monthly basis as of the last day of each month, is equal to or greater than 2.00 (a ratio of 2.00 to 1.00).    Borrower is eligible for borrowing on a streamline basis (“Streamline Borrowing”) during any Streamline Period, as provided herein. When Borrower ceases to be eligible for Streamline Borrowing, Borrower shall immediately deliver to Bank a signed Invoice Transmittal together with copies of invoices of all Eligible Accounts. Once a Streamline Period ends, a new Streamline Period may not commence until at least two months have elapsed.
(ii)    Availability. Subject to the terms and conditions of this Agreement, during a Streamline Period, Bank shall extend credit to Borrower (each Credit Extension under the Accounts Financing Facility, whether made during a Streamline Period or on an invoice basis, is an “Advance;” or, if referring to more than one Advance, “Advances”) not exceeding the Availability Amount. Amounts borrowed hereunder may be repaid and, prior to the Advances Maturity Date, reborrowed, subject to the applicable terms and conditions herein.
(iii)    Borrowing Procedure. Subject to the prior satisfaction of all other applicable conditions to the making of an Advance set forth in this Agreement, to obtain an Advance during a Streamline Period, Borrower shall notify Bank by electronic mail, facsimile, or telephone by 12:00 p.m. Pacific time on the Funding Date of the Advance. Together with any such electronic or facsimile notification, Borrower shall deliver to Bank by electronic mail or facsimile a completed Payment/Advance Form executed by a Responsible Officer or his or her designee.
(iv)    Overadvances. If, at any time, the aggregate outstanding principal amount of all Advances exceeds the Availability Amount (such excess being referred to as an “Overadvance”), Borrower shall immediately pay to Bank in cash such Overadvance. Without limiting Borrower’s obligation to repay the Overadvance, Borrower shall pay Bank interest on the outstanding amount of any Overadvance, on demand, at the Default Rate; provided that, so long as an Overadvance is repaid within one (I) Business Day of such demand, the non-default interest rate, and not the Default Rate, shall be applied.
(b)    Financing of Accounts - Invoice Basis

(i)    Availability. When Borrower is not in a Streamline Period, subject to the terms of this Agreement, Borrower may request that Bank finance specific Eligible Accounts. Bank may, in its good faith business discretion, finance such Eligible Accounts by making an Advance to Borrower in an amount equal to the result of the Advance Rate multiplied by the face amount of the Eligible Account. Bank may, in its sole discretion, change the percentage of the Advance Rate for a particular Eligible Account on a case by case basis. When Bank makes an Advance hereunder, the Eligible Account becomes a Financed Receivable. Amounts borrowed hereunder may be repaid and, prior to the Advances Maturity Date, reborrowed, subject to the applicable terms and conditions herein.
(ii)    Borrowing Procedure. Borrower will deliver an Invoice Transmittal for each Eligible Account it offers. Bank may rely on information set forth in or provided with the Invoice Transmittal.
(iii)    Overadvances. If Borrower is not in a Streamline Period and the aggregate face amount of all Financed Receivables is less than the total amount of Advances divided by the Advance Rate, Borrower shall immediately pay to Bank in cash the amount necessary so that the aggregate face amount of all Financed Receivables is equal to or greater than the aggregate amount of outstanding Advances divided by the Advance Rate (also referred to as an “Overadvance”). Borrower shall pay Bank interest on the outstanding amount of any Overadvance, on demand, at the Default Rate; provided that, so long as an Overadvance is repaid within one (1) Business Day of such demand, the non-default interest rate, and not the Default Rate, shall be applied. Borrower shall further cooperate with Bank in promptly providing such information as may be necessary to reconcile the amount of outstanding Advances with the face amounts of Financed Receivables, as reduced by the applicable Advance Rate.
(c)    Credit Quality; Confirmations. Bank may, at its option, conduct a credit check of the Account Debtor for each Account requested by Borrower for financing hereunder in order to approve any such Account Debtor’s credit before agreeing to finance such Account. Bank may also verify directly with the respective Account Debtors the validity, amount and other matters relating to the Accounts (including confirmations of Borrower’s representations in Section 5.3) by means of mail, telephone or otherwise, either in the name of Borrower or Bank from time to time in its sole discretion.
(d)    Accounts Notification/Collection. Bank may notify any Person owing Borrower money of Bank’s security interest in the funds and verify and/or collect the amount of the Account. So long as no Event of Default has occurred and is continuing under this Agreement, any written notification letters to Account Debtors, which may be delivered at Bank’s sole discretion, shall be presented on Borrower’s stationary.
(e)    Early Termination. This Agreement may be terminated with respect to Advances prior to the Advances Maturity Date as follows: (i) by Borrower, effective three Business Days after written notice of termination is given to Bank; or (ii) by Bank at any time after the occurrence of an Event of Default, without notice, effective immediately. If this Agreement is terminated (A) by Bank in accordance with clause (ii) in the foregoing sentence, or (B) by Borrower for any reason, Borrower shall pay to Bank a termination fee in an amount equal to Sixty Thousand Dollars ($60,000) (the “Early Termination Fee”). The Early Termination Fee shall be due and payable on the effective date of such termination and thereafter shall bear interest at a rate equal to the highest rate applicable to any of the Obligations. Notwithstanding the foregoing, Bank agrees to waive the Early Termination Fee if Bank agrees to refinance and redocument this Agreement under another division of Bank (in its sole and exclusive discretion) prior to the Advances Maturity Date. Early termination hereunder will result in acceleration of all other Obligations outstanding under this Agreement, if any.

(f)    Maturity. All Obligation due under the Accounts Financing Facility shall be immediately due and payable on the Advances Maturity Date.
(g)    Suspension of Advances. Borrower’s ability to request that Bank finance Eligible Accounts hereunder will terminate if, in Bank’s reasonable discretion, there has been a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) or the prospect of repayment of the Obligations, or there has been any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Bank prior to the execution of this Agreement.
2.1.2    Term Loan B.
(a)    Availability. Bank has previously made a term loan available to Borrower in the maximum principal amount of Two Million Dollars ($2,000,000) (the “Term Loan B Amount”). The aggregate outstanding principal amount due and owing under Term Loan B as of the Effective Date hereof is approximately $1,032,000 (the outstanding principal balance of the initial Term Loan B advance is approximately $432,800; the principal balance of the additional Term Loan B advance is approximately $599,200 (each a “Term Loan B Advance” and collectively the “Term Loan B Advances”).
(b)    Repayment. Repayment of Term Loan B commenced pursuant to the Existing Loan Agreement prior to the Effective Date hereof, and continues after the Effective Date hereof as follows:
(i)    Borrower shall repay the initial Term Loan B Advance in equal installments of principal and interest (each installment a “Term Loan B Payment”), to be made on the first day of each month in the amount of $44,599.56, with the last such monthly payment to be made on March I, 2013, at which time all outstanding principal, interest, fees and costs thereunder, including the Final Payment Fee-B (as defined below) due in connection with such Term Loan B Advance, shall be due and payable.
(ii)    Borrower shall repay the additional Term Loan B Advance in equal installments of principal and interest (each payment also deemed a Term Loan B Payment), to be made on the first day of each month in the amount of $44,598.35, with the last such monthly payment to be made on July 1, 2013, at which time all outstanding principal, interest, fees and costs thereunder, including the Final Payment Fee-B due in connection with such Term Loan B Advance, shall be due and payable.
(iii)    Notwithstanding the foregoing, all outstanding and unpaid principal, interest, fees and costs due under Term Loan B shall be due not later than the Term Loan B Maturity Date.
(c)    Prepayment.
(i)    Voluntary Prepayment. At Borrower’s option, so long as an Event of Default has not occurred and is not continuing, Borrower shall have the option to prepay all, but not less than all, of Term Loan B then outstanding under this Loan Agreement, provided Borrower (a) provides written notice to Bank of its election to prepay Term Loan Bat least ten (10) days prior to such prepayment, and (b) pays, on the date of the prepayment (i) all accrued and unpaid interest with respect to Term Loan B through the date the prepayment is made; (ii) all unpaid principal with respect to Term Loan B; (iii) a premium equal to the Make Whole Premium-B; and (iv) all other sums, if any, that shall have become due and payable with respect to this Agreement.

(ii)    Involuntary Prepayment. If Term Loan B has become due and payable according to the terms hereof because of the occurrence and continuance of an Event of Default, Borrower shall immediately pay to Bank all sums owing thereon. This shall include, at Bank’s option, all principal outstanding, all accrued and unpaid interest, all attorneys’ and professional fees and costs, court costs and expenses, and all other sums, if any, that shall have become due and payable with respect to this Loan Agreement including the Final Payment Fee-B together with any Make Whole Premium-B.
(d)    Final Payment Fee. Concurrently with Borrower’s final payment of a Term Loan B Advance and not later than the Term Loan B Maturity Date, Borrower shall pay to Bank a Final Payment Fee - B (“Final Payment Fee-B”), with respect to such Term Loan B Advance, in an amount equal to three percent (3.00%) of the aggregate amount of the Term Loan B Advance.
(e)    Interest on Term Loan B
(i)    Subject to Section 2.1.2(e)(ii), the principal amount outstanding under Term Loan B shall accrue interest at a rate per annum equal to six and one-half percent (6.50%), which interest shall be payable monthly. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed. Bank may debit any of Borrower’s deposit accounts for principal and interest payments or any other amounts Borrower owes Bank when due. These debits shall not constitute a set-off.
(ii)    Immediately upon the occurrence and during the continuance of an Event of Default, Obligations shall bear interest at the Default Rate, as set forth in Section 2.2.4(c). Fees and expenses which are required to be paid by Borrower pursuant to the Loan Documents (including, without limitation, Bank Expenses) but are not paid when due shall bear interest until paid at a rate equal to the highest rate applicable to the Obligations. Payment or acceptance of the increased interest rate provided herein is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Bank.
(f)    Make-Whole Premium. A Make-Whole Premium-B shall be paid if/when due pursuant to the terms hereof.
2.1.3    Term Loan C.
(a)    Availability. Subject to the terms and conditions of this Agreement, within three (3) business days of the Effective Date hereof, Bank shall make an advance (the “Term Loan C Advance”) in the amount of One Million Dollars ($1,000,000) (the “Term Loan C Amount”) to Borrower, to assist with Borrower’s working capital requirements as set forth herein:
(b)    Borrowing Procedure. To obtain a Term Loan C Advance, Borrower shall deliver to Bank by electronic mail or facsimile a completed Payment/Advance Form in the form of Exhibit C to this Agreement, a copy of which is attached hereto, executed by a Responsible Officer or his or her designee. Bank shall credit the Term Loan C Advance to the Designated Deposit Account.
(c)    Repayment.
(i)    Payments of interest only shall be made on the Term Loan C Advance on the first day of each calendar month during the period commencing with the first day of the calendar month immediately following the Term Loan C Advance, and continuing for five (5) consecutive months thereafter (“Interest Only Period”). The aggregate outstanding amount of the Term Loan C Advance shall thereafter amortize and be payable in thirty (30) equal payments of principal and interest beginning on first day of the month immediately following the Interest Only Period, and shall continue on the first day of each month thereafter. Notwithstanding the foregoing, all unpaid principal and interest on Term Loan C shall be due on the Term Loan C Maturity Date. Once repaid, no part of the Term Loan C Advance may be reborrowed.
(ii)    For avoidance of doubt and by way of example only, if Borrower receives a Term Loan C Advance on April 25, 2012, the initial interest payment would be due on May 1, 2012, and interest payments would continue on the first day of each month through September 1, 2012. Fully amortizing loan payments on the Term Loan C Advance would commence on October 1, 2012, with a scheduled Term Loan C Maturity Date occurring on March 1, 2015.
(d)    Prepayment.
(i)    Voluntary Prepayment. At Borrower’s option, so long as an Event of Default has not occurred and is not continuing, Borrower shall have the option to prepay all, but not less than all, of Term Loan C then outstanding under this Loan Agreement, provided Borrower (a) provides written notice to Bank of its election to prepay Term Loan C at least ten (10) days prior to such prepayment, and (b) pays, on the date of the prepayment (i) all accrued and unpaid interest with respect to Term Loan C through the date the prepayment is made; (ii) all unpaid principal with respect to Term Loan C; (iii) a premium equal to the Make Whole Premium-C; and (iv) all other sums, if any, that shall have become due and payable with respect to this Agreement.
(ii)    Involuntary Prepayment. If Term Loan C has become due and payable according to the terms hereof because of the occurrence and continuance of an Event of Default, Borrower shall immediately pay to Bank all sums owing thereon. This shall include, at Bank’s option, all principal outstanding, all accrued and unpaid interest, all attorneys’ and professional fees and costs, court costs and expenses, and all other sums, if any, that shall have become due and payable with respect to this Loan Agreement including the Final Payment Fee together with any Make Whole Premium-C.
(e)    Final Payment Fee. Concurrently with Borrower’s final payment of a Term Loan C Advance and not later than the Term Loan C Maturity Date, Borrower shall pay to Bank a Final Payment Fee - C (“Final Payment Fee-C”), with respect to such Term Loan C Advance, in an amount equal to three percent (3.00%) of the aggregate amount of the Term Loan C Advance.
(f)    Interest on Term Loan C.
(i)    Subject to Section 2.1.3(f)(ii), the principal amount outstanding under Term Loan C shall accrue interest at a rate per annum equal to six (6.00%), which interest shall be payable monthly. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed. Bank may debit any of Borrower’s deposit accounts for principal and interest payments or any other amounts Borrower owes Bank when due. These debits shall not constitute a set-off.
(ii)    Immediately upon the occurrence and during the continuance of an Event of Default, Obligations shall bear interest at the Default Rate, as set forth in Section 2.2.4(c). Fees and expenses which are required to be paid by Borrower pursuant to the Loan Documents (including, without limitation, Bank Expenses) but are not paid when due shall bear interest until paid at a rate equal to the highest rate applicable to the Obligations. Payment or acceptance of the increased interest rate provided herein is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Bank.
(g)    Facility Fee. In addition to any other fees due under this Agreement, Borrower will pay to Bank a facility fee in the amount of $5,000 (“Facility Fee C”).
(h)    Make-Whole Premium. A Make-Whole Premium-C shall be paid if/when due pursuant to the terms hereof.
(i)    Bank Expenses. All Bank Expenses (including reasonable attorneys’ fees and expenses, plus expenses, for documentation and negotiation of this Agreement) incurred through and after the Effective Date hereof, shall be paid when due.
2.2    Collections. Finance Charges. Interest, Remittances and Fees. The Obligations shall be subject to the following fees, interest and Finance Charges. Unpaid fees, interest and Finance Charges may, in Bank’s discretion, accrue interest and additional fees as described in Section 9.2 hereof
2.2.1    Collections. Collections will be credited to the Financed Receivable Balance for such Financed Receivable, but if there is an Event of Default, Bank may apply Collections to the Obligations in any order it chooses. If Bank receives a payment for both a Financed Receivable and a non-Financed Receivable, the funds will first be applied to the Financed Receivable and, if there is no Event of Default then existing, the excess will be remitted to Borrower, subject to Section 2.2.2.
2.2.2    Lockbox; Account Collection Services.
(a)    As and when directed by Bank from time to time, at Bank’s option and at the sole and exclusive discretion of Bank (regardless of whether an Event of Default has occurred), Borrower shall direct each Account Debtor (and each depository institution where proceeds of Accounts are on deposit) to remit payments with respect to the Accounts to a lockbox account established with Bank or to wire transfer payments to a cash collateral account that Bank controls (collectively, the “Lockbox”). It will be considered an immediate Event of Default if the Lockbox is not set-up and operational within forty-five (45) days from the date of such direction by Bank.
(b)    Provided no Event of Default exists or an event that with notice or lapse of time would be an Event of Default, when in a Streamline Period, within one (1) day of receipt of such amounts by Bank, Bank will turn over to Borrower the proceeds of the Accounts less any amounts due to Bank, such as the Finance Charge, the Facility Fee, payments due to Bank, other fees and expenses, or otherwise.
(c)    When Borrower is not in a Streamline Period, and provided no Event of Default exists and no event has occurred that with notice or lapse of time would be an Event of Default, within three (3) days of receipt in the Lockbox of such amounts by Bank, Bank will turn over to Borrower the proceeds of the Accounts other than Collections with respect to Financed Receivables and the amount of Collections in excess of the amounts for which Bank has made an Advance to Borrower, less any amounts due to Bank, such as the Finance Charge, the Facility Fee, payments due to Bank, other fees and expenses, or otherwise; provided, however, Bank may hold such excess amount with respect to Financed Receivables as a reserve until the end of the applicable Reconciliation Period if Bank, in its discretion, determines that other Financed Receivable(s) may no longer qualify as an Eligible Account at any time prior to the end of the subject Reconciliation Period. This Section does not impose any affirmative duty on Bank to perform any act other than as specifically set forth herein. All Accounts and the proceeds thereof are

Collateral and if an Event of Default occurs and is continuing, Bank may apply the proceeds of such Accounts to the Obligations.
2.2.3    Facility Fee; Anniversary Fee. Subject to the adjustment described herein, a fully earned, non-refundable facility fee of Thirty Thousand Dollars ($30,000) is due upon execution of this Agreement (the “Facility Fee”), and an anniversary fee of Thirty Thousand Dollars ($30,000) is due and payable one year from the Effective Date (the “Anniversary Fee”). Notwithstanding the foregoing, the unused portion of Facility Fee C in the amount of $30,000, set forth in the Existing Loan Agreement and paid effective August 5, 2011, for the one year period commencing on that date, shall be applied to the Facility Fee herein to offset the cash amount to be paid by Borrower (such calculation to be made on a pro-rata basis for the period August 5, 2011 through August 4, 2012). Bank also acknowledges that Borrower has paid to Bank a deposit in the amount of $15,000 in connection with this Agreement, and it shall be applied to the Facility Fee or Bank Expenses incurred in connection with this Agreement upon the Effective Date hereof.
2.2.4    Interest and Finance Charges.
(a)    Accounts Financing Facility.
(i)    When Borrower does not qualify for Streamline Borrowing, the Finance Charge (as computed in accordance with Section 2.2.4(a)(iii)) on an Advance is payable when the Advance is payable in accordance with Section 2.2.2 hereof. In computing Finance Charges on the Obligations under this Agreement, all Collections received by Bank shall be deemed applied by Bank on account of the Obligations one (1) Business Day after receipt of the Collections. The Finance Charge is payable when the Advance made based on such Financed Receivable is payable.
(ii)    When Borrower qualifies for Streamline Borrowing, the aggregate amount of Finance Charges accrued during a calendar month under the Accounts Financing Facility shall be paid on the first (1st) day of the following month. The aggregate amount of Financed Receivables may fluctuate from time to time, and such fluctuation shall be included in the calculation of the Finance Charge.
(iii)    Borrower shall pay a finance charge (the “Finance Charge”) on the Financed Receivable Balance which is equal to the Applicable Rate divided by 360 multiplied by the number of days the Financed Receivables (or a portion thereof) comprising any Advance are outstanding multiplied by the Financed Receivable Balance. After an Event of Default, the Applicable Rate will be immediately subject to a Default Rate and may increase accordingly.
(b)    Term Loans. The principal amount outstanding under Term Loan B and Term Loan C accrue interest at a fixed rate as set forth in Sections 2.1.2(e) and 2.1.3(f) respectively. All interest shall be computed on the basis of a 360-day year for the actual number of days elapsed. Bank may debit any of Borrower’s deposit accounts for principal and/or interest payments or any other amounts Borrower owes Bank when due under the term loans. These debits shall not constitute a set-off.
(c)    Default Rate. Immediately upon the occurrence and during the continuance of an Event of Default, all Obligations shall bear interest (with respect to loans subject to an interest accrual) or shall be assessed a Finance Charge (for loans subject to Finance Charges) at the sole discretion of Bank at a rate per annum which is five percentage points (5.0%) above the rate that is otherwise applicable thereto unless Bank otherwise elects from time to time in its sole discretion to impose a smaller increase (the “Default Rate”). Payment or acceptance of the increased interest rate or Finance Charge, as the case may be, provided in this Section 2.2.4(c) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Bank.
2.2.5    Collateral Handling Fee. So long as Borrower is in compliance with this Agreement and maintains an Adjusted Quick Ratio, tested monthly, greater than or equal to 1.35:1.00, there shall be no Collateral Handling Fee assessed. When Borrower maintains an Adjusted Quick Ratio, tested monthly, less than 1.35:1.00, Borrower will pay to Bank a collateral handling fee equal to 0.25% per month of the Financed Receivable Balance for each Financed Receivable outstanding based upon a 360 day year (the “Collateral Handling Fee”). This fee is charged on a daily basis and is equal to the Collateral Handling Fee divided by 30, multiplied by the number of days each such Financed Receivable is outstanding, multiplied by the outstanding Financed Receivable Balance. The Collateral Handling Fee is payable on the date when the Advance made based on such Financed Receivable is payable in accordance with Section 2.2.2 hereof. In computing Collateral Handling Fees under this Agreement, all Collections received by Bank shall be deemed applied by Bank on account of Obligations three (3) Business Days after receipt of the Collections. After an Event of Default, the Collateral Handling Fee will increase by an additional 0.50% effective immediately upon such Event of Default.
2.2.6    Accounting. After each Reconciliation Period, Bank will provide an accounting of the transactions for that Reconciliation Period, including the amount of all Financed Receivables, all Collections, Adjustments, Finance Charges, Collateral Handling Fee and the Facility Fee. If Borrower does not object to the accounting in writing within thirty (30) days it shall be considered accurate.
2.2.7    Deductions. Bank may deduct fees, interest, Finance Charges, Advances which become due pursuant to Section 2.3, and other amounts due pursuant to this Agreement from any Advances made or Collections received by Bank.
2.2.8    Bank Expenses. Borrower shall pay all Bank Expenses (including reasonable attorneys’ fees and expenses, plus expenses, for documentation and negotiation of this Agreement) incurred through and after the Effective Date, when due.
2.2.9    Success Fees
(a)    Success Fee-A. In addition to any other Success Fee as set forth in this Agreement, Borrower will pay to Bank a fee in the amount of $100,000 (the “Success Fee-A”) immediately upon the completion of a merger or acquisition transaction involving Borrower and any other person, subject to Sections 7.2 and 7.3 hereof, wherein all or substantially all of the Borrower or its assets are acquired, made subject to a merger, transfer or sale for consideration, or involved in a related transaction (any of which shall be referred to as a “Merger Event”). The Success Fees set forth hereunder, including Success Fee-A, Success Fee-B, Success Fee-C, Success Fee-D shall collectively be referred to as the “Success Fees.”
(b)    Success Fee-B. In addition to any other Success Fee as set forth in this Agreement, Borrower will pay to Bank a fee in the amount of $100,000 (the “Success Fee-B”) immediately upon the completion of a merger or acquisition transaction involving Borrower and any other person, subject to Sections 7.2 and 7.3 hereof, wherein all or substantially all of the Borrower or its assets are acquired, made subject to a Merger Event.
(c)    Success Fee-C. In addition to any other Success Fee as set forth in this Agreement, Borrower will pay to Bank a fee in the amount of $30,000 (the “Success Fee-C”) immediately upon the completion of a merger or acquisition transaction involving Borrower and any other person, subject to Sections 7.2 and 7.3 hereof, wherein all or substantially all of the Borrower or its assets are acquired, made subject to a Merger Event.
(d)    Success Fee-D. In addition to any other Success Fee as set forth in this Agreement, Borrower will pay to Bank a fee in the amount of $70,000 (the “Success Fee-D”) immediately upon the completion of a merger or acquisition transaction involving Borrower and any other person, subject to Sections 7.2 and 7.3 hereof, wherein all or substantially all of the Borrower or its assets are acquired, made subject to a Merger Event.
(e)    The rights granted hereunder to each of the Success Fees shall survive termination of this Agreement. If this Agreement is terminated prior to payment of any Success Fee, Bank shall continue to have such right in perpetuity, until paid. Borrower shall notify Bank of any Merger Event promptly upon the occurrence of such an event
2.3    Repayment of Obligations; Adjustments.
2.3.1    Repayment. Borrower will repay each Advance on the earliest of (a) the date on which payment is received of the Financed Receivable with respect to which the Advance was made, (b) the date on which the Financed Receivable is no longer an Eligible Account, (c) the date on which any Adjustment is asserted to the Financed Receivable (but only to the extent of the Adjustment if the Financed Receivable remains otherwise an Eligible Account), (d) the date on which there is a breach of any warranty or representation set forth in Section 5.3, or a breach of any covenant in this Agreement or (e) the Advances Maturity Date (including any early termination). Each payment will also include all accrued Finance Charges and Collateral Handling Fees with respect to such Advance and all other amounts then due and payable hereunder.
2.3.2    Repayment on Event of Default. When there is an Event of Default, Borrower will, if Bank demands (or, upon the occurrence of an Event of Default under Section 8.5, immediately without notice or demand from Bank) repay all of the Advances. The demand may, at Bank’s option, include the Advance for each Financed Receivable then outstanding and all accrued Finance Charges, the Early Termination Fee, Collateral Handling Fee, attorneys’ and professional fees, court costs and expenses, and any other Obligations.
2.3.3    Debit of Accounts. Bank may debit any of Borrower’s deposit accounts for payments or any amounts Borrower owes Bank hereunder. Bank shall promptly notify Borrower when it debits Borrower’s accounts. These debits shall not constitute a set-off.
2.3.4    Adjustments. If, at any time during the term of this Agreement, any Account Debtor asserts an Adjustment, Borrower issues a credit memorandum, or any of the representations and warranties in Section 5.3 or covenants in this Agreement are no longer true in all material respects, Borrower will promptly advise Bank.
2.4    Power of Attorney. Borrower irrevocably appoints Bank and its successors and assigns as attorney-in-fact and authorizes Bank, to: (a) following the occurrence of an Event of Default, (i) sell, assign, transfer, pledge, compromise, or discharge all or any part of the Financed Receivables; (ii) demand, collect, sue, and give releases to any Account Debtor for monies due and compromise, prosecute, or defend any action, claim, case or proceeding about the Financed Receivables, including filing a claim or voting a claim in any bankruptcy case in Bank’s or Borrower’s name, as Bank chooses; and (iii) prepare, file and sign Borrower’s name on any notice, claim, assignment, demand, draft, or notice of or satisfaction of lien or mechanics’ lien or similar document; and (b) regardless of whether there has been an Event of Default, (i) notify all Account Debtors to pay Bank directly, (ii) receive, open, and dispose of mail addressed to Borrower; (iii) endorse Borrower’s name on checks or other instruments (to the extent necessary to pay amounts owed pursuant to this Agreement); and (iv) execute on Borrower’s behalf any instruments, documents, financing statements to perfect Bank’s interests in the Financed Receivables and Collateral and do all acts and things necessary or expedient, as determined solely and exclusively by Bank, to protect or preserve, Bank’s rights and remedies under this Agreement, as directed by Bank]]
3    CONDITIONS OF LOANS
3.1    Conditions Precedent to Initial Credit Extensions. Bank’s agreement to make the initial Credit Extensions after the Effective Date hereof is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, such documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate, unless otherwise waived by Bank, including:
(a)    A certificate of the Secretary of Borrower with respect to articles, bylaws, incumbency and resolutions authorizing the execution and delivery of this Agreement;
(b)    An Intellectual Property Security Agreement with completed schedules thereto;
(c)    Updated Perfection Certificate(s) by Borrower;
(d)    Evidence satisfactory to Bank that the insurance policies required by Section 6.4 hereof are in full force and effect, together with appropriate evidence showing lender loss payable and/or additional insured clauses or endorsements in favor of Bank;
(e)    Payment of the fees and Bank Expenses then due and payable;
(f)    Certificate of Foreign Qualification;
(g)    Certificate of Good Standing/Legal Existence; and
(h)    Such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
3.2    Conditions Precedent to all Advances. Bank’s agreement to make each Advance, including the Term Loan C Advance, is subject to the following:
(a)    Receipt of the Invoice Transmittal or Loan Payment/Advance Request Form;
(b)    Bank shall have (at its option) conducted the confirmations and verifications as described in Section 2.1.1(c); and
(c)    Each of the representations and warranties in Section 5 shall be true on the date of the Invoice Transmittal/ Loan Payment/Advance Request Form, and on the effective date of each Advance and no Event of Default shall have occurred and be continuing, or result from the Advance. Each

Advance is Borrower’s representation and warranty on that date that the representations and warranties in Section 5 remain true.
4    CREATION OF SECURITY INTEREST
4.1    Grant of Security Interest. Borrower hereby grants Bank, to secure the payment and performance in MI of all of the Obligations, a continuing security interest in, and pledges to Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Borrower represents, warrants, and covenants that the security interest granted herein shall be a first priority security interest in the Collateral. If Borrower shall at any time, acquire a commercial ton claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the general details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Bank.
If this Agreement is terminated, Bank’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are repaid in full in cash. Upon payment in full in cash of the Obligations and at such time as Bank’s obligation to make Advances has terminated, Bank shall, at Borrower’s sole cost and expense, release its Liens in the Collateral and all rights therein shall revert to Borrower.
Notwithstanding anything in this Section 4.1 to the contrary, the grant of a security interest herein shall not extend to and the term Collateral shall not include more than sixty-five percent (65%) of the issued and outstanding voting capital stock of any Subsidiary that is incorporated or organized in a jurisdiction other than the United States or any state or territory thereof or the District of Columbia if to do so would cause Borrower adverse tax consequences under Internal Revenue Code Section 956 (or any successor statute).
4.2    Authorization to File Financing Statements. Borrower hereby authorizes Bank to file financing statements, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Bank’s interest or rights hereunder, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code. Any such financing statements may describe the Collateral as it is defined in Exhibit A attached hereto..
5    REPRESENTATIONS AND WARRANTIES
Borrower represents and warrants as follows:
5.1    Due Oreanization and Authorization. Borrower and each of its Subsidiaries are duly existing and in good standing as a Registered Organization in their respective jurisdictions of formation and are qualified and licensed to do business and are in good standing in any jurisdiction in which the conduct of their respective business or ownership of property requires that they be qualified except where the failure to do so could not reasonably be expected to have a material adverse effect on Borrower’s business. In connection with this Agreement, Borrower has delivered to Bank a completed certificate signed by Borrower and Guarantor, respectively, entitled “Perfection Certificate”. Borrower represents and warrants to Bank that (a) Borrower’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; (b) Borrower is an organization of the type and is organized in the jurisdiction set forth in the Perfection Certificate; (c) the Perfection Certificate accurately sets forth Borrower’s organizational identification number or accurately states that Borrower has none; (d) the Perfection Certificate accurately sets forth Borrower’s place of business, or, if more than one, its chief executive office as well as Borrower’s mailing address (if different than its chief executive office); (e) Borrower (and each of its predecessors) has not, in the past five (5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction; and (f) all other information set forth on the Perfection Certificate pertaining to Borrower and each of its Subsidiaries is accurate and complete in all material respects (it being understood and agreed that Borrower may from time to time update certain information in the Perfection Certificate after the Effective Date to the extent permitted by one or more specific provisions in this Agreement). If Borrower is not now a Registered Organization but later becomes one, Borrower shall promptly notify Bank of such occurrence and provide Bank with Borrower’s organizational identification number.
The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Borrower’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect or (v) constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound in which the default could have a material adverse effect on Borrower’s business.
5.2    Collateral. Borrower has good title, has rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all Liens except Permitted Liens. Borrower has no deposit accounts other than the deposit accounts with Bank, the deposit accounts, if any, described in the Perfection Certificate delivered to Bank in connection herewith, or of which Borrower has given Bank notice and taken such actions as are necessary to give Bank a perfected security interest therein. The Accounts are bona fide, existing obligations of the Account Debtors.
The Collateral is not in the possession of any third party bailee (such as a warehouse) except as otherwise provided in the Perfection Certificate. None of the components of the Collateral shall be maintained at locations other than as provided in the Perfection Certificate or as permitted pursuant to Section 7.2. In the event that Borrower, after the date hereof, intends to store or otherwise deliver any portion of the Collateral to a bailee, then Borrower will first receive the written consent of Bank and such bailee must execute and deliver a bailee agreement in form and substance satisfactory to Bank in its reasonable discretion.
Borrower is the sole owner of its intellectual property, except for non-exclusive licenses granted to its customers in the ordinary course of business. Each patent is valid and enforceable, and no part of the intellectual property has been judged invalid or unenforceable, in whole or in part, and to the best of Borrower’s knowledge, no claim has been made that any part of the intellectual property violates the rights of any third party except to the extent such claim could not reasonably be expected to have a material adverse effect on Borrower’s business. Except as noted on the Perfection Certificate, Borrower is not a party to, nor is bound by, any material license or other agreement with respect to which Borrower is the licensee (a) that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property, or (b) for which a default under or termination of could interfere with the Bank’s right to sell any Collateral. Without prior consent from Bank, Borrower shall not enter into, or become bound by, any such license or agreement which is reasonably likely to have a material impact on Borrower’s business or financial condition. Borrower shall take such reasonable steps as Bank requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for all such licenses or contract rights to be deemed “Collateral” and for Bank to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such license or agreement, whether now existing or entered into in the future.
5.3    Financed Receivables. Borrower represents and warrants for each Financed Receivable:
(a)    Such Financed Receivable is an Eligible Account;
(b)    Borrower is the owner of and has the legal right to sell, transfer, assign and encumber such Financed Receivable;
(c)    The correct amount is on the Invoice Transmittal, if one is being provided, and is not disputed; amounts set forth on any Borrowing Base Certificate, if one is being provided, are correct and not disputed to the best of Borrower’s knowledge;
(d)    Payment is not contingent on any obligation or contract and Borrower has fulfilled all its obligations as of the Invoice Transmittal date or date an Account is included in a Borrowing Base Certificate;
(e)    Such Financed Receivable is based on an actual sale and delivery of goods and/or services rendered, is due to Borrower, is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances other than Permitted Liens;
(f)    There are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount;
(g)    Borrower reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;
(h)    Borrower has not filed or had filed against it Insolvency Proceedings and does not anticipate any filing;
(i)    Bank has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral; and
(j)    To Borrower’s knowledge, no representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.
5.4    Litigation. There are no actions or proceedings pending or, to the knowledge of Borrower’s Responsible Officers, threatened in writing by or against Borrower or any Subsidiary in which an adverse decision could reasonably be expected to cause a Material Adverse Change.
5.5    No Material Deviation in Financial Statements. All consolidated financial statements for Borrower and any Subsidiaries delivered to Bank fairly present in all material respects (subject to normal fiscal year-end adjustments) Borrower’s consolidated financial condition and Borrower’s consolidated results of operations. There has not been any material deterioration in Borrower’s consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.6    Solvency. The fair salable value of Borrower’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.
5.7    Regulatory Compliance. Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower’s or any Subsidiary’s properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Government Authorities that are necessary to continue their respective businesses as currently conducted, the failure of which to do so could reasonably be expected to cause a Material Adverse Change.
5.8    Subsidiaries. Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.
5.9    Tax Returns and Payments; Pension Contributions. Borrower and each Subsidiary have timely filed all required tax returns and reports, and Borrower and each Subsidiary have timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower and each Subsidiary. Borrower may defer payment of any contested taxes, provided that Borrower (a) in good faith contests its obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (b) notifies Bank in writing of the commencement of, and any material development in, the proceedings, (c) posts bonds or takes any other steps required to prevent the governmental authority levying such contested taxes from obtaining a Lien upon any of the Collateral that is other than a “Permitted Lien”. Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.
5.10    Full Disclosure. To Borrower’s knowledge, no written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given to Bank, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized by Bank that projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

6    AFFIRMATIVE COVENANTS
Borrower shall do all of the following:
6.1    Government Compliance.
(a)    Maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on Borrower’s business or operations. Borrower shall comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which would reasonably be expected to have a material adverse effect on Borrower’s business.
6.2    Financial Statements, Reports, Certificates.
(a)    Deliver to Bank: (i) as soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidated balance sheet, income statement and cash flow statement covering Borrower and each of its Subsidiary’s operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available, but no later than one hundred eighty (180) days after the last day of Borrower’s fiscal year, consolidated financial statements prepared under GAAP, consistently applied, audited by an independent certified public accounting firm reasonably acceptable to Bank, together with an unqualified opinion from such auditor; and (iii) in the event that Borrower’s stock becomes publicly held, within five (5) days of filing, all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission or a link thereto on Borrower’s or another website on the Internet; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000.00) or more; (v) prompt notice of any material change in the composition of the Intellectual Property Collateral, or the registration of any copyright, including any subsequent ownership right of Borrower in or to any copyright, patent or trademark not shown in the IP Agreement or knowledge of an event that materially adversely affects the value of the Intellectual Property Collateral; and (vi) budgets, sales projections, operating plans or other financial information reasonably requested by Bank.
(b)    Within thirty (30) days after the last day of each month, deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit B.
(c)    Allow Bank to audit Borrower’s Collateral, including, but not limited to, Borrower’s Accounts at Borrower’s expense, upon reasonable notice to Borrower; provided, however, prior to the occurrence of an Event of Default, Borrower shall be obligated to pay for not more than one (1) audit per year. After the occurrence of an Event of Default, Bank may audit Borrower’s Collateral, including, but not limited to, Borrower’s Accounts at Borrower’s expense and at Bank’s sole and exclusive discretion and without notification and authorization from Borrower. Notwithstanding the terms of Section 2.1.1 or any other terms of this Agreement, the aggregate amount of all outstanding Advances may not exceed Five Hundred Thousand Dollars ($500,000) until completion of a satisfactory Initial Audit in Bank’s sole determination.
(d)    Upon Bank’s request, provide a written report respecting any Financed Receivable, if payment of any Financed Receivable does not occur by its due date and include the reasons for the delay.

(e)    Provide Bank with, as soon as available, but no later than thirty (30) days following each Reconciliation Period, with (1) an aged listing of accounts receivable and accounts payable by invoice date, and (2) a report setting forth all purchase orders received but not yet fulfilled for the Borrower’s products or services (the “Purchase Order Backlog Report”), all in form and substance satisfactory to Bank.
(f)    Provide Bank with, as soon as available, but no later than thirty (30) days following each Reconciliation Period, a Deferred Revenue report, in form acceptable to Bank.
(g)    Provide Bank with, as soon as available, but no later than the earlier of thirty (30) days after Board of Directors approval or the last day of Borrower’s fiscal year, annual financial projections as approved by Borrower’s Board of Directors.
(h)    Provide Bank as soon as available, but no later than thirty (30) days after the last day of each fiscal quarter, a report, in form and substance satisfactory to Bank in its reasonable discretion, setting forth all new orders or bookings for the Borrower’s products or services generated by the Borrower during the previous fiscal quarter (the “Aggregate Quarterly Bookings”).
6.3    Taxes. Borrower shall make, and cause each Subsidiary to make, timely payment of all federal, state, and local taxes or assessments (other than taxes and assessments which Borrower is contesting in good faith, with adequate reserves maintained in accordance with GAAP) and will deliver to Bank, on demand, appropriate certificates attesting to such payments.
6.4    Insurance. Keep its business and the Collateral insured for risks and in amounts standard for companies in Borrower’s industry and location, and as Bank may reasonably request. Insurance policies shall be in a form, with companies, and in amounts that are satisfactory to Bank. All property policies shall have a lender’s loss payable endorsement showing Bank as lender loss payee and waive subrogation against Bank, and all liability policies shall show, or have endorsements showing, Bank as an additional insured. All policies (or the loss payable and additional insured endorsements) shall provide that the insurer must give Bank at least twenty (20) days notice before canceling, materially amending, or declining to renew its policy. At Bank’s request, Borrower shall deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy shall, at Bank’s option, be payable to Bank on account of the Obligations. If Borrower fails to obtain insurance as required under this Section 6.4 or to pay any amount or furnish any required proof of payment to third persons and Bank, Bank may make all or part of such payment or obtain such insurance policies required in this Section 6.4, and take any action under the policies Bank deems prudent.
6.5    Accounts.
(a)    To permit Bank to monitor Borrower’s financial performance and condition, Borrower, and Borrower’s Subsidiaries, if any, shall maintain Borrower’s and such Subsidiaries’ primary depository and operating accounts with Bank in a direct deposit account, money market account or “sweep” account acceptable to Bank. In addition, Borrower shall conduct all its foreign exchange transactions and letter of credit transactions, if any, through Bank.
(b)    Borrower shall identify to Bank, in writing, any deposit or securities account opened by Borrower with any institution other than Bank. In addition, for each such account that Borrower or Guarantor at any time opens or maintains, Borrower shall, at Bank’s request and option, pursuant to an agreement in form and substance acceptable to Bank, cause the depository bank or securities intermediary to agree that such account is the collateral of Bank pursuant to the terms hereunder. The provisions of the previous sentence shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees.
6.6    Intentionally omitted.
6.7    Financial Covenants.
(a)    Aggregate Quarterly Bookings. Borrower’s Aggregate Quarterly Bookings during each fiscal quarter commencing with the quarter ending March 31, 2012, shall not fall below the following amounts, measured quarterly:

Period For the period from January 1, 2012 through March 31, 2012 For the period from April 1, 2012 through June 30, 2012	Minimum Aggregate Quarterly Bookings Not less than $6,370,000 Not less than $6,725,000
For the period from July I, 2012 through September 30, 2012	Not less than $10,250,000
For the period from October I, 2012 through December 31, 2012	Not less than $8,500,000
For the periods after December 31, 2012	Bank and Borrower shall in good faith determine, on or before January 31, 2013, the minimum Aggregate Quarterly Bookings covenant for the periods after December 31, 2012.

(b)    Minimum Net Liquidity. Borrower shall maintain Minimum Net Liquidity of not less than One Million Dollars ($1,000,000), measured on a monthly basis. “Minimum Net Liquidity” shall mean, and be determined, as follows: (i) Borrower’s unrestricted cash and Cash Equivalents maintained at Bank and its Affiliates plus (ii) Current Accounts minus (iii) the aggregate amount of all outstanding Credit Extensions. The term “Current Accounts” means Borrower’s gross Accounts less all Accounts dated more than 90 days from the invoice date.
6.8    Protection and Registration of Intellectual Property Rights. Borrower shall use commercially reasonable efforts to: (a) protect, defend and maintain the validity and enforceability of its intellectual property that is material to its business; (b) promptly advise Bank in writing of known or suspected material infringements of its intellectual property; and (c) not allow any intellectual property owned by Borrower and material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Bank’s written consent. If Borrower (i) obtains any patent, registered trademark or servicemark, registered copyright, registered mask work, or any pending application for any of the foregoing, whether as owner, licensee or otherwise, or (ii) applies for any patent or the registration of any trademark or servicemark, then Borrower shall immediately provide written notice thereof to Bank and shall execute such intellectual property security agreements and other documents and take such other actions as Bank shall request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Bank in such property. If Borrower decides to register any copyrights or mask works in the United States Copyright Office, Borrower shall: (x) provide Bank with at least fifteen (15) days prior written notice of Borrower’s intent to register such copyrights or mask works together with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (y) execute an intellectual property security agreement and such other documents and take such other actions as Bank may request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Bank in the copyrights or mask works intended to be registered with the United States Copyright Office; and (z) record such intellectual property security agreement with the United States Copyright Office contemporaneously with filing the copyright or mask work application(s) with the United States Copyright Office. Borrower shall promptly provide to Bank copies of all applications that it files for patents or for the registration of trademarks, servicemarks, copyrights or mask works, together with evidence of the recording of the intellectual property security agreement necessary for Bank to perfect and maintain a first priority perfected security interest in such property.
6.9    Intentionally Omitted.
6.10    Litigation Cooperation. From the date hereof and continuing through the termination of this Agreement, make available to Bank upon reasonable notice and at such times as Borrower reasonably determines would not unduly interfere with the operation of Borrower’s business, without expense to Bank, Borrower and its officers, employees and agents and Borrower’s books and records, to the extent that Bank may deem them reasonably necessary to prosecute or defend any third-party suit or proceeding instituted by or against Bank with respect to any Collateral or relating to Borrower.
6.11    Further Assurances. Borrower shall execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank’s security interest in the Collateral or to effect the purposes of this Agreement.
7    NEGATIVE COVENANTS
Borrower shall not do any of the following without Bank’s prior written consent.
7.1    Dispositions. Convey, sell, lease, transfer, assign, or otherwise dispose of (collectively a “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out, obsolete or surplus Equipment; (c) in connection with Permitted Liens and Permitted Investments; (d) of non-exclusive licenses, leases or subleases for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; and (e) of intellectual property pursuant to licenses that may be exclusive as to a specific field of use so long as it does not result in a legal transfer of title of the licensed property.
7.2    Changes in Business, Ownership. Management or Business Locations. Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or reasonably related thereto, or have a material change in its ownership (other than by the sale of Borrower’s equity securities in a public offering or to venture capital investors so long as Borrower identifies to Bank the venture capital investors prior to the closing of the investment), or in the position of the Borrower’s Chief Executive Officer (“CEO”) unless Borrower’s Board of Directors has made a replacement of such CEO within 90 days of the resignation or termination of such CEO. Borrower shall not, without at least ten (10) days prior written notice to Bank: (a) relocate its chief executive office, or add any new offices or business locations, including warehouses (unless the aggregate of all such new offices or business locations contain less than One Hundred Thousand Dollars ($100,000) in Borrower’s assets or property), or (b) change its jurisdiction of organization, or (c) change its organizational structure or type, or (d) change its legal name, or (e) change any organizational number (if any) assigned by its jurisdiction of organization.
7.3    Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.
7.4    Indebtedness. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.
7.5    Encumbrance. Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted herein, or enter into any agreement, document, instrument or other arrangement (except with or in favor of Bank) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or any Subsidiary’s intellectual property, except as is otherwise permitted in Section 7.1 hereof and the definition of “Permitted Lien” herein.
7.6    Distributions: Investments. (a) Directly or indirectly acquire or own any Person (other than the formation of a wholly-owned subsidiary), or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so; or (b) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock, provided that (i) Borrower may convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof; (ii) Borrower may pay dividends solely in common stock; and (iii)Borrower may repurchase the stock of former employees or consultants pursuant to stock repurchase agreements.
7.7    Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person other than transactions with Subsidiaries that are not prohibited by this Section 7 and bona fide equity financings.
7.8    Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to Bank.
7.9    Compliance. Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proraelis of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, each as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.
8    EVENTS OF DEFAULT
Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:
8.1    Payment Default. Borrower fails to pay any of the Obligations when due;
8.2    Covenant Default.
8.2.1    If Borrower fails to perform any obligation under Section 2.2.2, Section 6.7 or violates any of the covenants contained in Section 7 of this Agreement, or
8.2.2    If Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Advances will be made during such cure period). Grace periods provided under this section shall not apply, among other things, to financial covenants or any other covenants set forth in subsection (a) above;
8.3    Material Adverse Change. A Material Adverse Change occurs;
8.4    Attachment; Levy; Restraint on Business. (a) (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or of any entity under control of Borrower (including a Subsidiary) on deposit with Bank or any Bank Affiliate, or (ii) a notice of lien, levy, or assessment is filed against any of Borrower’s assets by any government agency, and the same under subclauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Advances shall be made during any ten (10) day cure period; and (b) (i) any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Borrower from conducting any part of its business;
8.5    Insolvency. (a) Borrower is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Borrower begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within sixty (60) days (but no Advances shall be made while of any of the conditions described in clause (a) exist and/or until any Insolvency Proceeding is dismissed);
8.6    Other Agreements. If there is a default that continues after any applicable cure period in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000);
8.7    Judgments. One or more judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least One Hundred Thousand Dollars ($100,000) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Borrower and shall remain unsatisfied, unvacated, or unstayed for a period of ten (10) days after the entry thereof (provided that no Advances will be made prior to the satisfaction, vacation, or stay of such judgment, order, or decree);
8.8    Misrepresentations. Borrower or any Person acting for Borrower makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made; or
8.9    Subordinated Debt. A default or breach occurs under any agreement between Borrower and any creditor of Borrower that signed a subordination agreement, intercreditor agreement, or other similar agreement with Bank, or any creditor that has signed such an agreement with Bank breaches any terms of the agreement;
9    BANK’S RIGHTS AND REMEDIES
9.1    Rights and Remedies. When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:
(a)    Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);
(b)    Stop advancing money or extending credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Bank;
(c)    Intentionally omitted.
(d)    Settle or adjust disputes and claims directly with Account Debtors for amounts, on terms and in any order that Bank considers advisable and notify any Person owing Borrower money of Bank’s security interest in such funds and verify the amount of such account. Borrower shall collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the Account Debtor, with proper endorsements for deposit;
(e)    Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower shall assemble the Collateral if Bank requests and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank’s rights or remedies;
(f)    Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

(g)    Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section, Borrower’s rights under all licenses and all franchise agreements inure to Bank’s benefit;
(h)    Place a “hold” on any account maintained with Bank and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any control agreement or similar agreements providing control of any Collateral;
(i)    Demand and receive possession of Borrower’s Books; and
(j)    Exercise all rights and remedies available to Bank under the Loan Documents or at law or equity, including all remedies provided by the Code (including disposal of the Collateral pursuant to the terms thereof).
9.2    Protective Payments. If Borrower fails to obtain insurance called for by Section 6.4 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or by any other Loan Document, Bank may obtain such insurance or make such payment, and all amounts so paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then highest applicable rate, and secured by the Collateral. Bank will make reasonable effort to provide Borrower with notice of Bank obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No payments by Bank are deemed an agreement to make similar payments in the future or Bank’s waiver of any Event of Default.
9.3    Bank’s Liability for Collateral. So long as Bank complies with reasonable banking practices regarding the safekeeping of Collateral in possession or under the control of Bank, Bank shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral.
9.4    Remedies Cumulative. Bank’s failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Bank thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by Bank and then is only effective for the specific instance and purpose for which it is given. Bank’s rights and remedies under this Agreement and the other Loan Documents are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank’s exercise of one right or remedy is not an election, and Bank’s waiver of any Event of Default is not a continuing waiver. Bank’s delay in exercising any remedy is not a waiver, election, or acquiescence.
9.5    Demand Waiver. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.
10    NOTICES.

All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by facsimile transmission; (c) one (I) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number provided at the beginning of this Agreement. Bank or Borrower may change its address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10.
11    CHOICE OF LAW, VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE
California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Bank from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Bank. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.
WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, mutually selected by the parties (or, if they cannot agree, by the Presiding Judge of the Santa Clara County, California Superior Court) appointed in accordance with California Code of Civil Procedure Section 638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in Santa Clara County, California; and the parties hereby submit to the jurisdiction of such court. The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers. All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Santa Clara County, California

Superior Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The panics shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and order applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to the California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.
12    GENERAL PROVISIONS
12.1    Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Bank’s prior written consent which may be granted or withheld in Bank’s discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of; or any interest in, Bank’s obligations, rights and benefits under this Agreement, the Loan Documents or any related agreement.
12.2    Indemnification. Borrower agrees to indemnify, defend, and hold Bank and its officers, directors, employees, agents, attorneys or any other Person affiliated with or representing Bank (each, an “Indemnified Person”) harmless against: (a) all obligations, demands, claims, and liabilities (collectively, “Claims”) asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by such Indemnified Person from, following, or arising from transactions between Bank and Borrower (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct.
12.3    Right of Set-Off. Borrower hereby grants to Bank, a lien, security interest and right of setoff as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.
12.4    Time of Essence. Time is of the essence for the performance of all Obligations in this Agreement.
12.5    Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.6    Correction of Loan Documents. Bank may correct patent errors and fill in any blanks in this Agreement and the other Loan Documents consistent with the agreement of the parties.
12.7    Amendments in Writing; Integration. All amendments to this Agreement must be in writing signed by both Bank and Borrower. This Agreement and the Loan Documents represent the entire agreement about this subject matter, and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.
12.8    Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.
12.9    Survival. All covenants, representations and warranties made in this Agreement continue in fill] force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been satisfied. The obligation of Borrower in Section 12.2 to indemnify Bank shall survive until the statute of limitations with respect to such claim or cause of action shall have run.
12.10    Confidentiality. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Bank’s Subsidiaries or Affiliates; (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use commercially reasonable efforts to obtain such prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Bank’s regulators or as otherwise required in connection with Bank’s examination or audit; (e) as Bank considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of Bank so long as such service providers have executed a confidentiality agreement with Bank with terms no less restrictive than those contained herein. Confidential information does not include information that either: (i) is in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (ii) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.
Bank may use confidential information for any purpose, including, without limitation, for the development of client databases, reporting purposes, and market analysis, so long as Bank does not disclose Borrower’s identity or the identity of any person associated with Borrower unless otherwise expressly permitted by this Agreement. The provisions of the immediately preceding sentence shall survive the termination of this Agreement.
12.11    Attorneys’ Fees, Costs and Expenses. In any action or proceeding between Borrower and Bank arising out of or relating to the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.
13    DEFINITIONS
13.1    Definitions. In this Agreement:

“Account” is any “account” as defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to Borrower.
“Account Debtor” is as defined in the Code and shall include, without limitation, any person liable on any Financed Receivable, such as, a guarantor of the Financed Receivable and any issuer of a letter of credit or banker’s acceptance.
“Accounts Financing Facility” is defined in Section 2.1.1.
“Adjusted Quick Ratio” (a) the aggregate amount of Borrower’s unrestricted cash and Cash Equivalents maintained in a direct deposit account, money market account or “sweep” account at Bank plus all Eligible Accounts; divided by (b) Current Liabilities minus Deferred Revenue plus Borrower’s long term Obligations.
“Adjustments” are all discounts, allowances, returns, disputes, counterclaims, offsets, defenses, rights of recoupment, rights of return, warranty claims, or short payments, asserted by or on behalf of any Account Debtor for any Financed Receivable.
“Advance” is defined in Section 2.1.1(a)(ii).
“Advance Rate” eighty percent (80.0%), net of any offsets related to each specific Account Debtor.
“Advances Maturity Date” is two (2) years from the Effective Date hereof
“Affiliate” of any Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.
“Anniversary Fee” is defined in Section 2.2.3.
“Applicable Rate” is one of the following rates:
(i)    so long as Borrower maintains an Adjusted Quick Ratio, tested monthly, equal to or greater than 1.35:1.00, the Applicable Rate shall be a per annum rate equal to greater of: (a) the Prime Rate plus six-tenths of one percent (0.60%); or (b) four and six-tenths percent (4.60%); provided however,
(ii)    when Borrower maintains an Adjusted Quick Ratio, tested monthly, less than 1.35:1.00, the Applicable Rate shall be a per annum rate equal to the greater of: (a) the Prime Rate plus three quarters of one percent (0.75%); or (b) four and three quarters percent (4.75%).
“Availability Amount” is (a) the lesser of (i) the Accounts Financing Facility or (ii) the amount available under the Borrowing Base minus (b) the outstanding principal balance of any Advances.
“Bank Expenses” are all audit fees and expenses, costs, and expenses (including reasonable attorneys’ fees and expenses) for preparing, amending, negotiating, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred with respect to Borrower.

“Borrower’s Books” are all Borrower’s books and records including ledgers, federal and state tax returns, records regarding Borrower’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.
“Borrowing Base Certificate” is attached as Exhibit D.
“Business Day” is any day that is not a Saturday, Sunday or a day on which Bank is closed.
“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.; (c) Bank’s certificates of deposit issued maturing no more than one (1) year after issue; and (d) money market funds at least ninety-five percent (95%) of the assets of which constitute Cash Equivalents of the kinds described in clauses (a) through (c) of this definition.
“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of California; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Bank’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of California, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes on the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.
“Collateral” is any and all properties, rights and assets of Borrower described on Exhibit A.
“Collateral Handling Fee” is defined in Section 2.2.5.
“Collections” are all funds received by Bank from or on behalf of an Account Debtor for Financed Receivables.
“Compliance Certificate” is attached as Exhibit B.
“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Credit Extension” is any Advance, Term Loan B Advance, Term Loan C Advance, amount utilized for Cash Management Services, or any other extension of credit by Bank for Borrower’s benefit.
“Current Liabilities” are all obligations and liabilities of Borrower to Bank, plus, without duplication, the aggregate amount of Borrower’s Total Liabilities that mature within one (1) year.
“Current Accounts” is defined in Section 6.7(b).
“Default Rate” is defined in Section 2.2.4(c).
“Deferred Revenue” is all amounts received or invoiced, as appropriate, in advance of performance under contracts and not yet recognized as revenue.
“Early Termination Fee” is defined in Section 2.1.1(e).
“Effective Date” is the date Bank executes this Agreement as indicated on the signature page hereof
“Eligible Accounts” are billed Accounts in the ordinary course of Borrower’s business that meet all Borrower’s representations and warranties in Section 5.3, have been, at the option of Bank, confirmed in accordance with Section 2.1.1 (d), and are due and owing from Account Debtors deemed creditworthy by Bank in its reasonable discretion. Without limiting the fact that the determination of which Accounts are eligible hereunder is a matter of Bank discretion in each instance, Eligible Accounts shall not include the following Accounts (which listing may be amended or changed in Bank’s reasonable discretion with notice to Borrower):
(a)    Accounts that the Account Debtor has not paid within ninety (90) days of invoice date regardless of invoice payment period terms;
(b)    Accounts billed and payable outside of the United States unless the Bank has a first priority, perfected security interest, a letter of credit supporting payment issued by a bank satisfactory to Bank in its sole determination, or other enforceable Lien in such Accounts, or unless such Accounts are expressly approved by Bank;
(c)    Accounts owing from an Account Debtor to the extent that Borrower is indebted or obligated in any manner to the Account Debtor (as creditor, lessor, supplier or otherwise - sometimes called “contra” accounts, accounts payable, customer deposits or credit accounts), with the exception of customary credits, adjustments and/or discounts given to an Account Debtor by Borrower in the ordinary course of its business;
(d)    Accounts for which the Account Debtor is Borrower’s Affiliate, officer, employee, or agent;
(e)    Accounts owing from an Account Debtor which is a United States government entity or any department, agency, or instrumentality thereof unless Borrower has assigned its payment rights to Bank and the assignment has been acknowledged under the Federal Assignment of Claims Act of 1940, as amended;

(f)    Accounts for demonstration or promotional equipment, or in which goods are consigned, or sold on a “sale guaranteed”, “sale or return”, “sale on approval”, or other terms if Account Debtor’s payment may be conditional;
(g)    Accounts owing from an Account Debtor that has not been invoiced or where goods or services have not yet been rendered to the Account Debtor (sometimes called memo billings, pre-billings or maintenance billings), unless such Accounts are expressly approved by Bank ;
(h)    Accounts subject to contractual arrangements between Borrower and an Account Debtor where payments shall be scheduled or due according to completion or fulfillment requirements where the Account Debtor has a right of offset for damages suffered as a result of Borrower’s failure to perform in accordance with the contract (sometimes called contracts accounts receivable, progress billings, milestone billings, or fulfillment contracts);
(i)    Accounts owing from an Account Debtor the amount of which may be subject to withholding based on the Account Debtor’s satisfaction of Borrower’s complete performance (but only to the extent of the amount withheld; sometimes called retainage billings);
(j)    Accounts subject to trust provisions, subrogation rights of a bonding company, or a statutory trust;
(k)    Accounts owing from an Account Debtor that has been invoiced for goods that have not been shipped to the Account Debtor unless Bank, Borrower, and the Account Debtor have entered into an agreement acceptable to Bank in its sole discretion wherein the Account Debtor acknowledges that (i) it has title to and has ownership of the goods wherever located, (ii) a bona fide sale of the goods has occurred, and (iii) it owes payment for such goods in accordance with invoices from Borrower (sometimes called “bill and hold” accounts);
(l)    Accounts for which the Account Debtor has not been invoiced;
(m)    Accounts that represent non-trade receivables or that are derived by means other than in the ordinary course of Borrower’s business;
(n)    Accounts subject to chargebacks or others payment deductions taken by an Account Debtor (but only to the extent the chargeback is determined invalid and subsequently collected by Borrower);
(o)    Accounts owing from an Account Debtor to the extent that Borrower has recorded and maintains Deferred Revenue with respect to such Account Debtor, in an amount not to exceed such Deferred Revenue (sometimes called a “deferred revenue offset”);
(p)    Accounts in which the Account Debtor disputes liability or makes any claim (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;
(q)    Accounts owing from an Account Debtor, fifty percent (50%) or more of whose Accounts have not been paid within ninety (90) days of invoice date;
(r)    Accounts for which Bank in its good faith business judgment determines collection to be doubtful.

“ERISA” is the Employee Retirement Income Security Act of 1974, and its regulations.
“Events of Default” are set forth in Article 8.
“Facility Amount” is defined in Section 2.1.1.
“Facility Fee” is defined in Section 2.2.3.
“Facility Fee C” is defined in Section 2.1.3(g).
“Final Payment Fee-B” is defined in Section 2.1.2(d).
“Final Payment Fee-C” is defined in Section 2.1.3(e).
“Finance Charge” is defined in Section 2.2.4(a)(iii).
“Financed Receivables” are all those Eligible Accounts, including the proceeds thereof, which Bank finances and are the basis of Advances, as set forth in Section 2.1.1. A Financed Receivable stops being a Financed Receivable (but remains Collateral) when the Advance made for the Financed Receivable has been fully paid. A single Eligible Account giving rise to an Advance is a “Financed Receivable.”
“Financed Receivable Balance” is the total outstanding gross 6ce amount, at any time, of any Financed Receivable.
“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.
“General Intangibles” is all “general intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation, all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, any trade secret rights, including any rights to unpatented inventions, payment intangibles, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, domain names, claims, income and other tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.
“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.
“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.
“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.
“Indemnified Person” is defined in Section 12.2.
“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.
“Intellectual Property Collateral” is defined in the IP Agreement.
“Interest Only Period” is defined in Section 2.1.3(c)(i).
“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.
“Investment” is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.
“Invoice Transmittal” shows Eligible Accounts which Bank may finance and, for each such Account, includes the Account Debtor’s, name, address, invoice amount, invoice date and invoice number.
“IP Agreement” is that certain Intellectual Property Security Agreement executed and delivered by Borrower to Bank.
“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.
“Loan Documents” are, collectively, this Agreement, the Perfection Certificate, the IP Agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement between Borrower any Guarantor and/or for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.
“Lockbox” is defined in Section 2.2.2(a).
“Make-Whole Premium-B” is 1% of the aggregate amount of all Term Loan B Advances.
“Make-Whole Premium-C” means an amount equal to 2% of the aggregate amount of the Term Loan C Advance for a prepayment made within 364 days of the Term Loan C Advance; and 1% of the aggregate amount of the Term Loan C Advance for a prepayment made at any time thereafter but before the Term Loan C Maturity Date.
“Material Adverse Change” is: (a) a material impairment in the perfection or priority of Bank’s security interest in the Collateral or in the value of such Collateral; (b) a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower; or (c) a material impairment of the prospect of repayment of any portion of the Obligations.
“Merger Event” is defined in Section 2.2.9(a).
“Minimum Net Liquidity” is defined in Section 6.7(b).
“Obligations” are Borrower’s obligation to pay when due any debts, principal, interest, Bank Expenses, and other amounts Borrower owes Bank now or later, whether under this Agreement, the Loan Documents, or otherwise, including, without limitation, any interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and the performance of Borrower’s duties under the Loan Documents.
“Overadvance” is defined in Section 2.1.1(a)(iv) and Section 2.1.1(b)(iii).
“Payment/Advance Form” is attached as Exhibit C.
“Perfection Certificate” is a certain Perfection Certificate completed and delivered by Borrower to Bank in connection with this Agreement and as updated from time to time by Borrower and delivered to Bank. The Perfection Certificate may bear the title “Representations and Warranties.”
“Permitted Indebtedness” is:
(a)    Borrower’s indebtedness to Bank under this Agreement or the Loan Documents;
(b)    Subordinated Debt;
(c)    Indebtedness to trade creditors incurred in the ordinary course of business; and
(d)    Indebtedness secured by Permitted Liens.
(e)    Borrower acknowledges that loans or extensions of credit or other indebtedness to officers, directors, shareholders and Affiliates, if any, are not allowed or included in Permitted Indebtedness unless approved by Bank or made as Subordinated Debt with payments permitted only with the approval of Bank.
“Permitted Investments” are: (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any state maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor’s Corporation or Moody’s Investors Service, Inc., (iii) Bank’s certificates of deposit issued maturing no more than 1 year after issue, (iv) any other investments administered through Bank, (v) Investments in Subsidiaries, and (vi) travel advances and other employee loans and advances in the ordinary course of business.

“Permitted Liens” are:
(a)    Liens arising under this Agreement or other Loan Documents;
(b)    Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank’s security interests;
(c)    Purchase money Liens securing no more than One Hundred Thousand Dollars ($100,000) in the aggregate amount outstanding (i) on equipment acquired or held by Borrower incurred for financing the acquisition of the equipment, or (ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment;
(d)    Leases or subleases and non-exclusive licenses or sublicenses granted in the ordinary course of Borrower’s business, if the leases, subleases, licenses and sublicenses permit granting Bank a security interest; and
(e)    Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (d), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.
“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.
“Prime Rate” is Bank’s most recently announced “prime rate,” even if it is not Bank’s lowest rate.
“Purchase Order Backlog Report” is defined in Section 6.2(e).
“Reconciliation Day” is the last calendar day of each month.
“Reconciliation Period” is each calendar month.
“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made.
“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“Responsible Officer” is each of the Chief Executive Officer, President, Chief Financial Officer and Controller of Borrower.
“Streamline Borrowing” is defined in Section 2.1.1(a)(i).
“Streamline Period” is defined in Section 2.1.1(a)(i).

“Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to Bank (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Bank entered into between Bank and the other creditor), on terms acceptable to Bank.
“Success Fees” is defined in Section 2.2.9(a).
“Success Fee-A” is defined in Section 2.2.9(a).
“Success Fee-B” is defined in Section 2.2.9(b).
“Success Fee-C” is defined in Section 2.2.9(c).
“Success Fee-D” is defined in Section 2.2.9(d).
“Subsidiary” is, with respect to any Person, any Person of which more than 50.0% of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled directly or indirectly by such Person or one or more of Affiliates of such Person.
“Term Loan B” is defined in Section 2.1.2.
“Term Loan B Advance” is defined in Section 2.1.2(a).
“Term Loan B Amount” is defined in Section 2.1.2(a).
“Term Loan B Maturity Date” is the earliest of (a) that date upon which the final payment is made under the last made Term Loan B Advance, (b) September 1, 2013, or (c) the occurrence of an Event of Default.
“Term Loan B Payment” is defined in Section 2.1.2(b)(i).
“Term Loan C” is defined in Section 2.1.3.
“Term Loan C Advance” is defined in Section 2.1.3(a).
“Term Loan C Amount” is defined in Section 2.1.3(a).
“Term Loan C Maturity Date” is the earliest of (a) that date upon which the final payment is made under the last made Term Loan C Advance, (b) March 1, 2015, or (c) the occurrence of an Event of Default.
“Total Liabilities” is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness, and current portion of Subordinated Debt permitted by Bank to be paid by Borrower, but excluding all other Subordinated Debt.
[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.
BORROWER:
FORESCOUT TECHNOLOGIES, INC.

By:	/s/ Danny Hernandez
Name:	Danny Hernandez
Title:	CPO
BANK:
SILICON VALLEY BANK

By:	/s/Reisa Babic
Name:	Reisa Babic
Title:
Effective Date: The date first set forth above on page 1 of this Agreement.

EXHIBIT A
The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:
All goods, Accounts (including health-care receivables), equipment, inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles, commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, now owned or later acquired; any patents, trademarks, service marks and applications therefor; trade styles, trade names, any trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; or any claims for damages by way of any past, present and future infringement of any of the foregoing; and
all Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

EXHIBIT B
SVB Silicon Valley Bank
A Member of SVB Financial Group
SPECIALTY FINANCE DIVISION
Compliance Certificate
I, an authorized officer of ForeScout Technologies, Inc. (“Borrower”) certify under the Loan and Security Agreement (the “Agreement”) between Borrower and Silicon Valley Bank (“Bank”) as follows (all capitalized terms used herein shall have the meaning set forth in the Agreement):
Borrower represents and warrants for each Financed Receivable:
Each Financed Receivable is an Eligible Account.
Borrower is the owner with legal right to sell, transfer, assign and encumber such Financed Receivable;
The correct amount is on the Invoice Transmittal and is not disputed;
Payment is not contingent on any obligation or contract and Borrower has fulfilled all its obligations as of the Invoice Transmittal date;
Each Financed Receivable is based on an actual sale and delivery of goods and/or services rendered, is due to Borrower, is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances other than Permitted Liens;
There are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount;
It reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;
It has not filed or had filed against it Insolvency Proceedings and does not anticipate any filing;
Bank has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral; and
To its knowledge, no representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.
Additionally, Borrower represents and warrants as follows:
Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower’s organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.
Borrower has good title to the Collateral, free of Liens except Permitted Liens. All inventory is in all material respects of good and marketable quality, free from material defects.
Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate”

of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower’s or any Subsidiary’s properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted except where the failure to obtain or make such consents, declarations, notices or filings would not reasonably be expected to cause a Material Adverse Change.
Attached are the required documents supporting the certification (unless delivered earlier to Bank). The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements and Deferred Revenue report with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA audited or reviewed) with Compliance Certificate	FYE within 180 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC (if applicable)	Yes No
Borrowing Base Reports (A/R-A/P agings)	Monthly within 30 days	Yes No
Deferred Revenue Report	Monthly within 30 days	Yes No
Annual financial projections	Within 30 days of Board approval or FYE	Yes No
Aggregate Bookings Report	Quarterly within 30 days	Yes No
Purchase Order Backlog Report	Monthly within 30 days	Yes No

The following Intellectual Property was registered (or a registration application submitted) after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies
Aggregate Quarterly Bookings not to fall below required levels, as follows:
Q1 2012	Not < $6,370,000.00		Yes No
Q2 2012	Not < $6,725,000.00		Yes No
Q3 2012	Not < $10,250,000.00		Yes No
Q4 2012	Not < $8,500,000.00		Yes No
FY 2013	TBD

Monthly Minimum Net Liquidity	$1,000,000.00		Yes No
The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

Sincerely,

Signature                                  Date

Print Name and Tide

FORESCOUT TECHNOLOGIES INC. By: Name: Title:	BANK USE ONLY Received by: AUTHORIZED SIGNER Date: Verified: AUTHORIZED SIGNER Date: Compliance Status: Yes No

EXHIBIT C
LOAN PAYMENT/ADVANCE REQUEST FORM
DEADLINE FOR SAME DAY PROCESSING IS NOON P.S.T.*

Fax To:	Date:

LOAN PAYMENT:
FORESCOUT TECHNOLOGIES, INC.

From Account #		To Account #
	(Deposit Account #)		(Loan Account #)
Principal $		and/or Interest $

Authorized Signature:		Phone Number:
Print Name/Title:

LOAN ADVANCE:
Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #		To Account #
	(Loan Account #)		(Deposit Account #)

Amount of Advance $		and/or Interest $
All Borrower’s representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the request for an advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date:

Authorized Signature:	Phone Number:
Print Name/Title:

OUTGOING WIRE REQUEST:
Complete only if all or a portion of funds from the loan advance above is to be wired.
Deadline for same day processing is noon, P.S.T.

Beneficiary Name:	Amount of Wire: $
Beneficiary Bank:	Account Number:
City and State:

Beneficiary Bank Transit (ABA) #:	Beneficiary Bank Code (Swift, Sort, Chip, etc.):
(For International Wire Only)

EXHIBIT D
BORROWING BASE CERTIFICATE
Borrower: ForeScout Technologies, Inc.
Leader: Silicon Valley Bank
Commitment Amount: $6,000,000.00

ACCOUNTS RECEIVABLE
1. Accounts Receivable (invoiced) Book Value as of ___________________	$
2. Additions (Please explain on next page)	$
3. Less: Intercompany / Employee / Non-Trade Accounts	$
4. NET TRADE ACCOUNTS RECEIVABLE	$
ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
5. 90 Days Past Invoice Date	$
6. Credit Balances over 90 Days	$
7. Balance of 50% over 90 Day Accounts (Cross-Age or Current Affected)	$
8. Foreign Account Debtor Accounts	$
9. Foreign Invoiced and/or Collected Accounts	$
10. Contra / Customer Deposit Accounts	$
11. U.S. Government Accounts	$
12. Promotion or Demo Accounts; Guaranteed Sale or Consignment Sale Accounts	$
13. Accounts with Memo or Pre-Billings	$
14. Contract Accounts; Accounts with Progress / Milestone Billings	$
15. Accounts for Retainage Billings	$
16. Trust/ Bonded Accounts	$
17. Bill and Hold Accounts	$
18. Unbilled Accounts	$
19. Non-Trade Accounts (If not already deducted above)	$
20. Accounts with Extended Term Invoices (Net 90+)	$
21. Chargebacks Accounts / Debit Memos	$
22. Product Returns / Exchanges	$
23. Disputed Accounts; Insolvent Account Debtor Accounts	$
24. Deferred Revenue, if applicable / Other (Please explain on next page)	$
25. Other Doubtful Accounts	$
26. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$
27. Eligible Accounts (#4 minus #26)	$
28. ELIGIBLE AMOUNT OF ACCOUNTS ( 80% of #27)	$
BALANCES
29. Maximum Loan Amount	$6,000,000
30. Total Funds Available (Lesser of #28 or #29)	$
31. Present balance owing on Line of Credit	$
32. RESERVE POSITION (#30 minus #31)	$
[Continued on following page.]

Explanatory comments from previous page:

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS: By: Authorized Signer Date:	BANK USE ONLY Received by: AUTHORIZED SIGNER Date: Verified: AUTHORIZED SIGNER Date: Compliance Status: Yes No

FIRST AMENDMENT
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
THIS FIRST AMENDMENT to the Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 25th day of July, 2013, by and between Silicon Valley Bank (“Bank”) and ForeScout Technologies, Inc., a Delaware corporation (“Borrower”) whose address is 10001 North De Anza Blvd, Suite 220, Cupertino, CA 95014.
RECITALS
A.    Bank and Borrower entered into an Amended and Restated Loan and Security Agreement on May 24, 2012 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).
B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.    Borrower has requested that Bank amend the Loan Agreement to (i) supplement and extend requirements under a financial covenant, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.
D.    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.    Amendments to Loan Agreement.
2.1    Section 6.7(a) (Aggregate Quarterly Bookings). Section 6.7(a) is amended to set forth the minimum Aggregate Quarterly Bookings for the periods after December 31, 2012 as follows:

Period	Minimum Aggregate Quarterly Bookings
For the period from January 1, 2013 through March 31, 2013	Not less than $16,320,000 Bank acknowledges that this has been satisfied
For the period from April 1, 2013 through June 30, 2013	Not less than $9,390,000
For the period from July 1, 2013 through September 30, 2013	Not less than $15,150,000
For the period from October 1, 2013 through December 31, 2013	Not less than $14,950,000
2.2    Exhibit B (Compliance Certificate). The Compliance Certificate is amended in its entirety and replaced with the Compliance Certificate in the form of Exhibit B attached hereto (for clarity, Exhibit A to this Amendment has been intentionally omitted).
3.    Limitation of Amendments.
3.1    The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3    The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and
4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
6.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
7.    Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto.
8.    Fees. Borrower shall pay all of Bank’s fees and costs, including reasonable attorneys’ fees and costs, incurred in connection with this Amendment.
[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		FORESCOUT TECHNOLOGIES, INC.

By:	/s/ Aman Johal	By:	/s/ Christopher Harms

Name:	Aman Johal	Name:	Christopher Harms

Title:	Vice President	Title:	Chief Financial Officer

EXHIBIT B
COMPLIANCE CERTIFICATE
(Rev. 7/2013)
SPECIALTY FINANCE DIVISION
Compliance Certificate
I, an authorized officer of ForeScout Technologies, Inc. (“Borrower”) certify under the Loan and Security Agreement (the “Agreement”) between Borrower and Silicon Valley Bank (“Bank”) as follows (all capitalized terms used herein shall have the meaning set forth in the Agreement):
Borrower represents and warrants for each Financed Receivable:
Each Financed Receivable is an Eligible Account.
Borrower is the owner with legal right to sell, transfer, assign and encumber such Financed Receivable;
The correct amount is on the Invoice Transmittal and is not disputed;
Payment is not contingent on any obligation or contract and Borrower has fulfilled all its obligations as of the Invoice Transmittal date;
Each Financed Receivable is based on an actual sale and delivery of goods and/or services rendered, is due to Borrower, is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances other than Permitted Liens;
There are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount;
It reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;
It has not filed or had filed against it Insolvency Proceedings and does not anticipate any filing;
Bank has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral; and
To its knowledge, no representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.
Additionally, Borrower represents and warrants as follows:
Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower’s organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.
Borrower has good title to the Collateral, free of Liens except Permitted Liens. All inventory is in all material respects of good and marketable quality, free from material defects.
Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower’s or any Subsidiary’s properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted except where the failure to obtain or make such consents, declarations, notices or filings would not reasonably be expected to cause a Material Adverse Change.
Attached are the required documents supporting the certification (unless delivered earlier to Bank). The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements and Deferred Revenue report with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA audited or reviewed) with Compliance Certificate	FYE within 180 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC ( if applicable)	Yes No
Borrowing Base Reports (A/R-A/P agings)	Monthly within 30 days	Yes No
Deferred Revenue Report	Monthly within 30 days	Yes No
Annual financial projections	Within 30 days of Board approval or FYE	Yes No
Aggregate Bookings Report	Quarterly within 30 days	Yes No
Purchase Order Backlog Report	Monthly within 30 days	Yes No

The following Intellectual Property was registered (or a registration application submitted) after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies
Aggregate Quarterly Bookings not to fall below required levels, as follows:
Q1 2012	Not < $6,370,000.00		Yes No
Q2 2012	Not < $6,725,000.00		Yes No
Q3 2012	Not < $10,250,000.00		Yes No
Q4 2012	Not < $8,500,000.00		Yes No
Q1 2013	Not < $16,320,000.00		Yes No
Q2 2013	Not < $9,390,000.00		Yes No
Q3 2013	Not < $15,150,000.00		Yes No
Q4 2013	Not < $14,950,000.00		Yes No

Monthly Minimum Net Liquidity	$1,000,000.00		Yes No
The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

Sincerely,

Signature	Date

Print Name and Title

FORESCOUT TECHNOLOGIES, INC.	BANK USE ONLY

By:	Received by:
Name:		AUTHORIZED SIGNER
Title:
Date:
Verified:
AUTHORIZED SIGNER

Date:

Compliance Status: Yes No

SECOND AMENDMENT
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
This Second Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 27th day of December, 2013, by and between SILICON VALLEY BANK (“Bank”) and FORESCOUT TECHNOLOGIES, INC., a Delaware corporation (“Borrower”) whose address is 900 E Harrison Avenue, Suite 300, Campbell, California 95006.
RECITALS
A.    Bank and Borrower entered into an Amended and Restated Loan and Security Agreement dated as of May 24, 2012, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated as of July 25, 2013 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).
B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.    Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.
D.    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.    Amendments to Loan Agreement.
2.1    Section 2.1.1 (Financing of Accounts). The second sentence of Section 2.1.1 is deleted in its entirety and replaced with the following:
Subject to all terms, conditions and limitations set forth herein, the aggregate face amount of all Financed Receivables outstanding at any time may not exceed Fifteen Million Dollars ($15,000,000) (the “Facility Amount”), and the aggregate amount of all outstanding Advances at any time may not exceed Twelve Million Dollars ($12,000,000).

2.2    Section 2.1.1(a)(i) (Streamline Borrowing). Section 2.1.1(a)(i) is amended by deleting “2.00 (a ratio of 2.00 to 1.0)” and inserting “1.50 (a ratio of 1.50 to 1.0)” in lieu thereof.
2.3    Section 2.1.1(e)(Early Termination). Section 2.1.1(e) is deleted in its entirety and replaced with the following:
(e)    Early Termination. This Agreement may be terminated with respect to Advances prior to the Advances Maturity Date as follows: (i) by Borrower, effective three Business Days after written notice of termination is given to Bank; or (ii) by Bank at any time after the occurrence and during the continuance of an Event of Default, without notice, effective immediately. Early termination hereunder will result in acceleration of all Obligations outstanding under this Agreement, if any.
2.4    Section 2.1.3(d) (Prepayment). Section 2.1.3(d) is deleted in its entirety and replaced with the following:
(d)    Prepayment.
(i)    Voluntary Prepayment. At Borrower’s option, so long as no Event of Default has occurred and is continuing, Borrower shall have the option to, at any time without premium or penalty, prepay all, but not less than all, of Term Loan C then outstanding under this Loan Agreement, provided Borrower (a) provides written notice to Bank of its election to prepay Term Loan C at least five (5) Business Days prior to such prepayment, and (b) pays, on the date of the prepayment (i) all accrued and unpaid interest with respect to Term Loan C through the date the prepayment is made; (ii) all unpaid principal with respect to Term Loan C; and (iii) all other sums, if any, that shall have become due and payable with respect to this Agreement.
(ii)    Involuntary Prepayment. If Term Loan C is accelerated pursuant to Section 9.1, following the occurrence of an Event of Default, Borrower shall immediately pay to Bank all sums owing thereon. This shall include, at Bank’s option, all principal outstanding, all accrued and unpaid interest, all attorneys’ and professional fees and costs, court costs and expenses, and all other sums, if any, that shall have become due and payable with respect to this Loan Agreement including the Final Payment Fee-C.
2.5    Section 2.2.3 (Facility Fee; Anniversary Fee). Section 2.2.3 is deleted in its entirety and replaced with the following:
2.2.3    Facility Fee. Borrower shall pay to Bank a fully earned, non-refundable commitment fee of Ninety Thousand Dollars ($90,000), on the 2013 Effective Date.
2.6    Section 2.2.5 (Collateral Handling Fee). The first two sentences of Section 2.2.5 are deleted in their entirety and replaced with the following:

So long as Borrower is in compliance with this Agreement and maintains an Adjusted Quick Ratio, tested monthly, greater than or equal to 1.50:1.00, there shall be no Collateral Handling Fee assessed. When Borrower maintains an Adjusted Quick Ratio, tested monthly, less than 1.50:1.00, Borrower will pay to Bank a collateral handling fee equal to 0.25% per month of the Financed Receivable Balance for each Financed Receivable outstanding based upon a 360 day year (the “Collateral Handling Fee”).
2.7    Section 2.2.9 (Success Fees). Section 2.2.9 is deleted in its entirety and replaced with the following:
2.2.9    Success Fees
(a)    Success Fee-A. In addition to any other Success Fee as set forth in this Agreement, Borrower will pay to Bank a fee in the amount of $100,000 (the “Success Fee-A”) immediately upon the completion of (i) a merger or acquisition transaction involving Borrower and any other person, subject to Sections 7.2 and 7.3 hereof, wherein all or substantially all of the Borrower or its assets are acquired, made subject to a merger, transfer or sale for consideration, or involved in a related transaction (any of which shall be referred to as a “Merger Event”) or (ii) an Initial Public Offering. The Success Fees set forth hereunder, including Success Fee-A, Success Fee-B, Success Fee-C, Success Fee-D, Success Fee-E shall collectively be referred to as the “Success Fees.”
(b)    Success Fee-B. In addition to any other Success Fee as set forth in this Agreement, Borrower will pay to Bank a fee in the amount of $100,000 (the “Success Fee-B”) immediately upon the completion of (i) a merger or acquisition transaction involving Borrower and any other person, which merger or acquisition shall continue to be subject to the requirements of Sections 7.2 and 7.3 hereof, wherein all or substantially all of the Borrower or its assets are acquired, made subject to a Merger Event, or (ii) an Initial Public Offering.
(c)    Success Fee-C. In addition to any other Success Fee as set forth in this Agreement, Borrower will pay to Bank a fee in the amount of $30,000 (the “Success Fee-C”) immediately upon the completion of (i) a merger or acquisition transaction involving Borrower and any other person, which merger or acquisition shall continue to be subject to the requirements of Sections 7.2 and 7.3 hereof, wherein all or substantially all of the Borrower or its assets are acquired, made subject to a Merger Event, or (ii) an Initial Public Offering.
(d)    Success Fee-D. In addition to any other Success Fee as set forth in this Agreement, Borrower will pay to Bank a fee in the amount of $70,000 (the “Success Fee-D”) immediately upon the completion of (i) a merger or acquisition transaction involving Borrower and any other person, which merger or acquisition shall continue to be subject to the requirements of Sections 7.2 and 7.3 hereof, wherein all or substantially all of the Borrower or its assets are acquired, made subject to a Merger Event, or (ii) an Initial Public Offering.

(e)    Success Fee- E. In addition to any other Success Fee as set forth in this Agreement, Borrower will pay to Bank a fee in the amount of $50,000 (the “Success Fee-E”) immediately upon the completion of (i) a merger or acquisition transaction involving Borrower and any other person, which merger or acquisition shall continue to be subject to the requirements of Sections 7.2 and 7.3 hereof, wherein all or substantially all of the Borrower or its assets are acquired, made subject to a Merger Event, or (ii) an Initial Public Offering.
(f)    The rights granted hereunder to each of the Success Fees shall survive termination of this Agreement. If this Agreement is terminated prior to payment of any Success Fee, Bank shall continue to have such right in perpetuity, until paid. Borrower shall notify Bank of any Merger Event or the occurrence of an Initial Public Offering promptly upon the occurrence of such an event.
2.8    Section 6.2(a) (Financial Statements, Reports, Certificates). Section 6.2(a) (i) is deleted in its entirety and replaced with the following:
(i)    as soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower’s consolidated operations (and consolidating balance sheet and income statement covering Borrower’s and each of its Subsidiary’s operations, as applicable, if/when prepared by Borrower) for such month certified by a Responsible Officer and in a form of presentation reasonably acceptable to Bank.
2.9    Section 6.2(c) (Financial Statements, Reports, Certificates). Section 6.2(c) is amended by deleting the last sentence of Section 6.2(c) in its entirety.
2.10    Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2 is amended by inserting the following provision to appear as Section 6.2(i) thereof:
(i)    Provide Bank with, as soon as available, but no later than (i) immediately upon becoming eligible for Streamline Borrowing, and (ii) at all times during a Streamline Period, no later than thirty (30) days following each Reconciliation Period, a duly completed Borrowing Base Certificate signed by a Responsible Officer.
2.11    Section 6.5(a) (Accounts). Section 6.5(a) is deleted in its entirety and replaced with the following:
(a)    Maintain its primary operating, depository and securities/investment accounts with Bank and/or Bank’s Affiliates; provided that Borrower may maintain securities/investment accounts at financial institutions other than Bank or Bank’s Affiliates so long as the aggregate amounts therein do not exceed twenty-five percent (25.0%) of all of Borrower’s cash and securities held in securities/investment accounts. In addition, Borrower shall conduct all of its foreign exchange transactions and letter of credit transactions, if any, through Bank.

2.12    Section 6.7(a) (Aggregate Quarterly Bookings). Section 6.7(a) is deleted in its entirety and replaced with the following:
(a)    Aggregate Quarterly Bookings. Borrower’s Aggregate Quarterly Bookings measured on a trailing two (2) quarters basis, commencing with the quarter ending December 31, 2013, shall not fall below the following amounts, measured quarterly:

Period	Minimum Aggregate Quarterly Bookings
For the period from June 1, 2013 through December 31, 2013	Not less than $25,922,530
For the period from October 1, 2013 through March 31, 2014	Not less than $29,734,577
For the period from January 1, 2014 through June 30, 2014	Not less than $32,367,750
For the period from April 1, 2014 through September 30, 2014	Not less than $38,825,250
For the period from June 1, 2014 through December 31, 2014	Not less than $49,343,250
For the quarterly period after December 31, 2014	Bank and Borrower shall in good faith determine, on or before January 31, 2015, the minimum Aggregate Quarterly Bookings covenant for the periods after December 31, 2014.
2.13    Section 6.7(b) (Minimum Net Liquidity). Section 6.7(b) is deleted in its entirety and replaced with the following:
(b)    Intentionally Deleted.
2.14    Section 8.3 (Material Adverse Change). Section 8.3 is deleted in its entirety and replaced with the following:
8.3    Intentionally Deleted.
2.15    Section 13 (Definitions). Subsection (o) in the definition of “Eligible Accounts” is deleted in its entirety and replaced with the following:
(o)    Accounts owing from an Account Debtor to the extent that Borrower has recorded and maintains Deferred Revenue with respect to such Account Debtor, in an amount not to exceed such Deferred Revenue (sometimes called a “deferred revenue offset”), unless such Accounts are expressly approved by Bank;

2.16    Section 13 (Definitions). The Loan Agreement shall be amended by deleting in its entirety subsection (v) of the definition entitled “Permitted Investments” appearing in Section 13.1 thereof and replacing it with the following:
“    (v) Investments of Subsidiaries in or to other Subsidiaries or Borrower and Investments by Borrower in Subsidiaries not to exceed One Million Dollars ($1,000,000) in the aggregate in any fiscal year:”
2.17    Section 13 (Definitions). The following terms and their respective definitions set forth in Section 13.1 are amended in their entirety and replaced with the following:
“Adjusted Quick Ratio” (a) the aggregate amount of Borrower’s unrestricted cash and Cash Equivalents maintained in a direct deposit account, money market account or “sweep” account at Bank plus net billed accounts receivable; divided by (b) Current Liabilities minus the current portion of Deferred Revenue.
“Advances Maturity Date” is November 24, 2015.
“Applicable Rate” is one of the following rates:
(i)    so long as Borrower maintains an Adjusted Quick Ratio, tested monthly, equal to or greater than 1.50:1.00, the Applicable Rate shall be a per annum rate equal to greater of: (a) the Prime Rate plus six-tenths of one percent (0.60%); or (b) four and six-tenths percent (4.60%); provided however,
(ii)    when Borrower maintains an Adjusted Quick Ratio, tested monthly, less than 1.50:1.00, the Applicable Rate shall be a per annum rate equal to the greater of: (a) the Prime Rate plus three quarters of one percent (0.75%); or (b) four and three quarters percent (4.75%).
“Borrowing Base” is eighty percent (80.0%) (or such other percentage as Bank may, in its sole discretion, establish on a case by case basis) multiplied by Borrower’s Eligible Accounts (net of any offsets related to each specific Account Debtor).
“Current Liabilities” are all obligations and liabilities of Borrower to Bank, without duplication, the aggregate amount of Borrower’s Total Liabilities that mature within one (1) year, but excluding in each case, Borrower’s obligations under the SVB-Gold Hill Facility and the Mezzanine Facility.
2.18    Section 13 (Definitions). The following new terms and their respective definitions are inserted to appear alphabetically in Section 13.1:
“2013 Effective Date” is December 27, 2013.
“Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Initial Public Offering” means the initial firm commitment underwritten offering of Borrower’s equity stock pursuant to a registration statement under the Securities Act of 1933 filed with and declared effective by the Securities and Exchange Commission.
“Intellectual Property” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:
(a)    its Copyrights, Trademarks and Patents;
(b)    any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how, operating manuals;
(c)    any and all source code;
(d)    any and all design rights which may be available to such Person;
(e)    any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and
(f)    all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.
“Mezzanine Facility” is that certain Mezzanine Loan and Security Agreement by and among Borrower, Bank, and Gold Hill Capital 2008, LP, dated as of December 27, 2013 as it may be amended, supplemented, modified or restated from time to time.
“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.
“SVB-Gold Hill Facility” means the Loan and Security Agreement by and among Borrower, Bank, and Gold Hill Capital 2008, LP, dated as of October 24, 2012, as it may be amended, supplemented, modified or restated from time to time.
“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.
2.19    Exhibit A (Collateral Description). The Loan Agreement shall be amended by substituting the Collateral description appearing on Exhibit A thereto for the Collateral description on Schedule 1 hereto. Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof.

2.20    Exhibit B (Compliance Certificate). The Compliance Certificate is deleted in its entirety and replaced with the Compliance Certificate in the form of Schedule 2 attached hereto.
2.21    Exhibit D (Borrowing Base Certificate). The Borrowing Base Certificate is deleted in its entirety and replaced with the Borrowing Base Certificate in the form of Schedule 3 attached hereto.
3.    Limitation of Amendments.
3.1    The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;
4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3    The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and
4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.    Updated Perfection Certificate. Borrower has delivered an updated Perfection Certificate in connection with this Amendment dated as of December 27, 2013 (the “Updated Perfection Certificate”), which Updated Perfection Certificate shall supersede in all respects that certain Perfection Certificate dated as of July 25, 2013. Borrower agrees that all references in the Loan Agreement to “Perfection Certificate” shall hereinafter be deemed to be a reference to the Updated Perfection Certificate.
6.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
7.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
8.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrower’s payment of Bank’s legal fees and expenses incurred in connection with this Amendment.
[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		FORESCOUT TECHNOLOGIES, INC.

By:	/s/ Joseph Restagno	By:

Name:	Joseph Restagno	Name:

Title:	Managing Director	Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER

SILICON VALLEY BANK	FORESCOUT TECHNOLOGIES, INC.

By:	By:	/s/ Gord Boyce

Name:	Name:	Gord Boyce

Title:	Title:	Chief Executive Officer

Schedule 1
EXHIBIT A ‒ COLLATERAL DESCRIPTION
The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property wherever located, whether now owned or hereafter acquired or arising:
All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as provided below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and all Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.
Notwithstanding the foregoing, the Collateral does not include any of the following, whether now owned or hereafter acquired: (a) more than sixty-five percent (65%) of the issued and outstanding voting capital stock of any Subsidiary that is incorporated or organized in a jurisdiction other than the United States or any state or territory thereof or the District of Columbia if to do so would cause Borrower adverse tax consequences under Internal revenue Code Section 956 (or any successor statute), (b) rights held under a license that are not assignable by their terms without the consent of the licensor thereof (but only to the extent such restriction on assignment is enforceable under applicable law), (c) any interest of Borrower as a lessee under an Equipment lease if Borrower is prohibited by the terms of such lease from granting a security interest in such lease or under which such an assignment or Lien would cause a default to occur under such lease; provided, however, that upon termination of such prohibition, such interest shall immediately become Collateral without any action by Borrower or Bank, or (d) any Intellectual Property; provided, however, the Collateral shall include all Accounts and all proceeds of Intellectual Property. If a judicial authority (including a U.S. Bankruptcy Court) would hold that a security interest in the underlying Intellectual Property is necessary to have a security interest in such Accounts and such property that are proceeds of Intellectual Property, then the Collateral shall automatically, and effective as of the Effective Date, include the Intellectual Property to the extent necessary to permit perfection of Bank’s security interest in such Accounts and such other property of Borrower that are proceeds of the Intellectual Property.
Pursuant to the terms of a certain negative pledge arrangement with Bank, Borrower has agreed not to encumber any of its Intellectual Property without Bank’s prior written consent.

Schedule 2
Exhibit B
SPECIALTY FINANCE DIVISION
Compliance Certificate
I, an authorized officer of ForeScout Technologies, Inc. (“Borrower”) certify under the Loan and Security Agreement (the “Agreement”) between Borrower and Silicon Valley Bank (“Bank”) as follows (all capitalized terms used herein shall have the meaning set forth in the Agreement):
Borrower represents and warrants for each Financed Receivable:
Each Financed Receivable is an Eligible Account.
Borrower is the owner with legal right to sell, transfer, assign and encumber such Financed Receivable;
The correct amount is on the Invoice Transmittal and is not disputed;
Payment is not contingent on any obligation or contract and Borrower has fulfilled all its obligations as of the Invoice Transmittal date;
Each Financed Receivable is based on an actual sale and delivery of goods and/or services rendered, is due to Borrower, is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances other than Permitted Liens;
There are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount;
It reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;
It has not filed or had filed against it Insolvency Proceedings and does not anticipate any filing;
Bank has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral; and
To its knowledge, no representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.
Additionally, Borrower represents and warrants as follows:
Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower’s organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.
Borrower has good title to the Collateral, free of Liens except Permitted Liens. All inventory is in all material respects of good and marketable quality, free from material defects.
Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with applicable provisions of the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower’s or any Subsidiary’s properties or assets has been used by Borrower or any Subsidiary or, to Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted except where the failure to obtain or make such consents, declarations, notices or filings would not reasonably be expected to cause a Material Adverse Change.
Attached are the required documents supporting the certification (unless delivered earlier to Bank). The undersigned certifies that these are prepared in accordance with GAAP (except, in the case of unaudited financials, subject to the absence of footnote disclosure and year-end adjustments) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements (consolidated and consolidating, as applicable) with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA audited) with Compliance Certificate	FYE within 180 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC (if applicable)	Yes No
Borrowing Base Reports (A/R-A/P agings)	Monthly within 30 days (during Streamline Period)	Yes No
Deferred Revenue Report	Monthly within 30 days	Yes No
Annual financial projections	Within 30 days of Board approval	Yes No
Aggregate Bookings Report	Quarterly within 30 days	Yes No
Purchase Order Backlog Report	Monthly within 30 days	Yes No

Streamline Period Eligibility Required Actual Eligible Adjusted Quick Ration ≥ 1.50:1.0 __:1.0 Yes No

Financial Covenant	Required	Actual	Complies
Aggregate Quarterly Bookings (measured on a trailing two quarters basis) not to fall below required levels, as follows:
Q4 2013 (for the period from 6/1/13-12/31/13)	Not < $25,922,530		Yes No
Q1 2014 (for the period from 10/1/13-3/31/14)	Not < $29,734,577		Yes No
Q2 2014 (for the period from 1/1/14-6/30/14)	Not < $32,367,750		Yes No
Q3 2014 (for the period from 4/1/14-9/30/14)	Not < $38,825,250		Yes No
Q4 2014 (for the period from 6/1/14-12/31/14)	Not < $49,343,250		Yes No

Distributions to Subsidiaries	For the period ending	$ (year-to-date)

Bank Accounts of Subsidiaries
Name of Subsidiary	Name of Bank	Account Balances
1.		$
2.		$
3.		$
4.		$
The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

FORESCOUT TECHNOLOGIES, INC.	BANK USE ONLY

By:	Received by:
Name:		AUTHORIZED SIGNER
Title:
Date:
Verified:
AUTHORIZED SIGNER

Date:

Compliance Status: Yes No

Schedule 3
Exhibit D
Borrowing Base Certificate
BORROWING BASE CERTIFICATE

Borrower: ForeScout Technologies, Inc. Lender: Silicon Valley Bank Commitment Amount: $12,000,000.00
ACCOUNTS RECEIVABLE
1. Accounts Receivable (invoiced) Book Value as of ______________	$
2. Additions (Please explain on next page)	$
3. Less: Intercompany / Employee / Non-Trade Accounts	$
4. NET TRADE ACCOUNTS RECEIVABLE	$
ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
5. 90 Days Past Invoice Date	$
6. Credit Balances over 90 Days	$
7. Balance of 50% over 90 Day Accounts (Cross-Age or Current Affected)	$
8. Foreign Account Debtor Accounts	$
9. Foreign Invoiced and/or Collected Accounts	$
10. Contra / Customer Deposit Accounts	$
11. U.S. Government Accounts	$
12. Promotion or Demo Accounts; Guaranteed Sale or Consignment Sale Accounts	$
13. Accounts with Memo or Pre-Billings	$
14. Contract Accounts; Accounts with Progress / Milestone Billings	$
15. Accounts for Retainage Billings	$
16. Trust / Bonded Accounts	$
17. Bill and Hold Accounts	$
18. Unbilled Accounts	$
19. Non-Trade Accounts (If not already deducted above)	$
20. Accounts with Extended Term Invoices (Net 90+)	$
21. Chargebacks Accounts / Debit Memos	$
22. Product Returns / Exchanges	$
23. Disputed Accounts; Insolvent Account Debtor Accounts	$
24. Deferred Revenue, if applicable / Other (Please explain on next page)	$
25. Other Doubtful Accounts	$
26. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$
27. Eligible Accounts (#4 minus #26)	$
28. ELIGIBLE AMOUNT OF ACCOUNTS ( 80% of #27)	$
BALANCES
29. Maximum Loan Amount	$12,000,000
30. Total Funds Available (Lesser of #28 or #29)	$
31. Present balance owing on Line of Credit	$
32. RESERVE POSITION (#30 minus #31)	$
[Continued on following page.]

Explanatory comments from previous page:

COMMENTS		BANK USE ONLY

By:		Received by:
	Authorized Signer		AUTHORIZED SIGNER

Date:		Date:
Verified:
AUTHORIZED SIGNER

Date:

Compliance Status: Yes No

JOINDER AND THIRD AMENDMENT
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
This Joinder and Third Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 3rd day of December, 2015 by and between SILICON VALLEY BANK (“Bank”) and FORESCOUT TECHNOLOGIES, INC., a Delaware corporation (“Existing Borrower”) whose address is 900 East Hamilton Avenue, Suite 300, Campbell, California 95008.
RECITALS
A.    Bank and Existing Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of May 24, 2012, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement by and between Existing Borrower and Bank dated as of July 25, 2013, and as further amended by that certain Second Amendment to Amended and Restated Loan and Security Agreement by and between Existing Borrower and Bank dated as of December 27, 2013 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).
B.    Bank has extended credit to Existing Borrower for the purposes permitted in the Loan Agreement.
C.    Existing Borrower has requested that Bank amend the Loan Agreement to (i) extend the Advances Maturity Date, (ii) revise a financial covenant, (iii) amend the Applicable Rate, (iv) add a new borrower to the Loan Agreement; and (iv) make certain other revisions to the Loan Agreement as more fully set forth herein.
D.    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.    Joinder to Loan Agreement.    The undersigned, FORESCOUT

GOVERNMENT SOLUTIONS, LLC, a Delaware limited liability company (the “New Borrower” and, together with Existing Borrower, jointly and severally, individually and collectively, the “Borrower”), hereby joins the Loan Agreement and each of the Loan Agreement and Loan Documents, as if it were originally named a “Borrower” therein. Without limiting the generality of the preceding sentence, New Borrower agrees that it will be jointly and severally liable, together with the Existing Borrower, for the payment and performance of all obligations and liabilities of Borrower under the Loan Agreement, including, without limitation, the Obligations. Each Borrower hereby appoints the other as agent for the other for all purposes hereunder. Each Borrower hereunder shall be obligated to repay all Credit Extensions made pursuant to the Loan Agreement, regardless of which Borrower actually receives said Credit Extension, as if each Borrower hereunder directly received all Credit Extensions.
3.    Subrogation and Similar Rights. Each Borrower waives any suretyship defenses available to it under the Code or any other applicable law. Each Borrower waives any right to require Bank to: (i) proceed against either Borrower or any other person; (ii) proceed against or exhaust any security; or (iii) pursue any other remedy. Bank may exercise or not exercise any right or remedy it has against either Borrower or any security it holds (including the right to foreclose by judicial or non-judicial sale) without affecting either Borrower’s liability. Notwithstanding any other provision of this Agreement, the Loan Agreement or other Loan Documents, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrower to the rights of Bank under the Loan Agreement) to seek contribution, indemnification or any other form of reimbursement from the other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by Borrower with respect to the Obligations in connection with the Loan Agreement or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by Borrower with respect to the Obligations in connection with the Loan Agreement or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section shall be null and void. If any payment is made to a Borrower in contravention of this Section, such Borrower shall hold such payment in trust for Bank and such payment shall be promptly delivered to Bank for application to the Obligations, whether matured or unmatured.
4.    Grant of Security Interest. To secure the prompt payment and performance of all the Obligations, New Borrower hereby grants to Bank a continuing lien upon and security interest in all of New Borrower’s now existing or hereafter arising rights and interest in the Collateral, whether now owned or existing or hereafter created, acquired or arising, and wherever located, including, without limitation, all of New Borrower’s assets (excluding Intellectual Property), and all New Borrower’s books relating to the foregoing and any and all claims, rights and interest in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing. New Borrower further covenants and agrees that by its execution hereof it shall provide all such information, complete all such forms, and take all such actions, and enter into all such agreements, in form and substance reasonably satisfactory to Bank that are reasonably deemed necessary by Bank in order to grant a valid, perfected first priority security interest to Bank in the Collateral. New Borrower hereby authorizes Bank to file financing statements, without notice to Borrower, with all appropriate jurisdictions in order to perfect or protect Bank’s interest or rights hereunder, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.
5.    Representations and Warranties. New Borrower hereby represents and warrants to Bank that all representations and warranties in the Loan Documents made on the part of Existing Borrower are true and correct on the date hereof with respect to New Borrower, with the same force and effect as if New Borrower were named as “Borrower” in the Loan Documents in addition to Existing Borrower.
6.    Delivery of Documents. New Borrower hereby agrees that the following documents shall be delivered to the Bank prior to or contemporaneously with delivery of this Agreement, each in form and substance satisfactory to the Bank:

A.	the duly executed Joinder and Second Amendment to Loan and Security Agreement by and among Borrower, Bank and Gold Hill Capital 2008, LP (“Gold Hill”);

B.	the duly executed Joinder and First Amendment to Mezzanine Loan and Security Agreement by and among Borrower, Bank and Gold Hill;

C.	the completed Limited Liability Company Borrowing Certificate for New Borrower, together with the duly executed original signatures thereto;

D.
the Operating Documents and long-form good standing certificates of New Borrower certified by the Secretary of State (or equivalent agency) of New Borrower’s jurisdiction of organization or formation and each jurisdiction in which New Borrower is qualified to conduct business, each as of a date no earlier than thirty (30) days prior to the 2015 Amendment Date;

E.	duly executed original signatures to the Control Agreement(s) for New Borrower, as required by Bank;

F.
certified copies, dated as of a recent date, of financing statement searches, as Bank may request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Credit Extension pursuant to this Amendment, will be terminated or released;

G.	the Perfection Certificate of New Borrower, together with the duly executed original signature thereto (“New Borrower’s Perfection Certificate”);

H.	[Intentionally Omitted];

I.	[Intentionally Omitted];

J.
evidence satisfactory to Bank that the insurance policies and endorsements required by the Loan Agreement are in full force and effect, together with appropriate evidence showing lender loss payable and/or additional insured clauses or endorsements in favor of Bank; and

K.	such other documents as Bank may reasonably request.
7.    Amendments to Loan Agreement.
7.1    Section 2.2.10 (2015 Commitment Fee). The Loan Agreement shall be amended by inserting the following new provision to appear as Section 2.2.10 (2015 Commitment Fee) thereof:
2.2.10 2015 Commitment Fee. Borrower shall pay to Bank a fully earned, nonrefundable commitment fee of Forty-Five Thousand Dollars ($45,000.00) due and payable on the 2015 Amendment Date (the “2015 Commitment Fee”).
7.2    Section 6.2(i) (Financial Statements, Reports, Certificates). Section 6.20) is deleted in its entirety and replaced with the following:
(i)    Provide Bank with, as soon as available, but no later than (i) immediately upon becoming eligible for Streamline Borrowing and (ii) at all times during a Streamline Period, no later than thirty (30) days following each Reconciliation Period, a duly completed Borrowing Base Certificate signed by a Responsible Officer. Notwithstanding the foregoing, however, Borrower shall not be required to deliver a Borrowing Base Certificate for any Reconciliation Period during which there are no outstanding Obligations under the Accounts Financing Facility.
7.3    Section 6.7(a) (Aggregate Quarterly Bookings). Section 6.7(a) is deleted in its entirety and replaced with the following:
(a)    Aggregate Quarterly Bookings. Borrower’s Aggregate Quarterly Bookings, measured on a trailing two (2) quarters basis, commencing with the quarter ending December 31, 2013, shall not fall below the following amounts, measured quarterly:

Period	Minimum Aggregate Quarterly Bookings
For the period from June 1, 2013 through December 31, 2013	Not less than $25,922,530
For the period from October 1, 2013 through March 31, 2014	Not less than $29,734,577
For the period from January 1, 2014 through June 30, 2014	Not less than $32,367,750
For the period from April 1, 2014 through September 30, 2014	Not less than $38,825,250
For the period from June 1, 2014 through December 31, 2014	Not less than $49,343,250
For the period from April 1, 2015 to September 30, 2015	Not less than $54,750,000
For the period from July 1, 2015 to December 31, 2015	Not less than $84,957,000
For the quarterly periods after December 31, 2015	Bank and Borrower shall in good faith determine, on or before January 31, 2016, the minimum Aggregate Quarterly Bookings covenant for the periods after December 31, 2015.

7.4    Section 13 (Definitions). The following terms and their respective definitions set forth in Section 13.1 are amended in their entirety and replaced with the following:
“Advances Maturity Date” is November 23, 2016.
“Applicable Rate” is:
(a) at all times prior to the 2015 Amendment Date, one of the following rates:
(i)    so long as Borrower maintains an Adjusted Quick Ratio, tested monthly, equal to or greater than 1.50:1.00, the Applicable Rate shall be a per annum rate equal to the greater of: (A) the Prime Rate plus six-tenths of one percent (0.60%); or (B) four and six-tenths percent (4.60%); provided however,
(ii)    when Borrower maintains an Adjusted Quick Ratio, tested monthly, less than 1.50:1.00, the Applicable Rate shall be a per annum rate equal to the greater of: (A) the Prime Rate plus three quarters of one percent (0.75%); or (B) four and three quarters percent (4.75%); and

(b) commencing with the 2015 Amendment Date and at all times thereafter, a per annum rate equal to the greater of: (i) the WSJ Prime Rate plus one half of one percent (0.50%), or (ii) three and three quarters of one percent (3.75%).
“Obligations” are Borrower’s obligation to pay when due any debts, principal, interest, Bank Expenses, any Finance Charge, any Collateral Handling Fee, any Success Fee, the 2015 Commitment Fee, and any other amounts Borrower owes Bank now or later, whether under this Agreement, the Loan Documents, or otherwise, including, without limitation, any interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and the performance of Borrower’s duties under the Loan Documents.
7.5    Section 13.1 (Definitions). The Loan Agreement shall be amended by inserting the following new definitions to appear alphabetically in Section 13.1 thereof:
“2015 Amendment Date” is December 3, 2015.
“2015 Commitment Fee” is defined in Section 2.2.10.
“WSJ Prime Rate” is the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Bank, the “Prime Rate” shall mean the rate of interest per annum announced by Bank as its prime rate in effect at its principal office in the State of California (such Bank announced Prime Rate not being intended to be the lowest rate of interest charged by Bank in connection with extensions of credit to debtors).
7.6    Exhibit B (Compliance Certificate). The Compliance Certificate is amended in its entirety and replaced with the Compliance Certificate in the form of Schedule 1 attached hereto.
8.    Limitation of Amendments.
8.1    The amendments set forth in Section 7 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

8.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
9.    Waivers. Bank hereby waives Borrower’s existing defaults under the Loan Agreement by virtue of Borrower’s failure to comply with the Aggregate Quarterly Bookings financial covenant set forth in Section 6.7(a) thereof by virtue of its failure to determine the minimum Aggregate Quarterly Bookings covenant for the periods after December 31, 2014 on or before January 31, 2015. Bank’s waiver of Borrower’s compliance of said financial covenant shall apply only to the foregoing specific period. Borrower hereby acknowledges and agrees that except as specifically provided herein, nothing in this Section or anywhere in this Amendment shall be deemed or otherwise construed as a waiver by Bank of any of its rights and remedies pursuant to the Loan Documents, applicable law or otherwise.
10.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
10.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
10.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
10.3    The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
10.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
10.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
10.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
10.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
11.    Ratification of Perfection Certificate. Existing Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of December 27, 2013 between Existing Borrower and Bank (“Existing Borrower’s Perfection Certificate”), and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in said Perfection Certificate have not changed, as of the date hereof. Borrower hereby acknowledges and agrees that all references in the Loan Agreement to “Perfection Certificate” shall mean and include, collectively, Existing Borrower’s Perfection Certificate and New Borrower’s Perfection Certificate.
12.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
13.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
14.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrower’s payment of Bank’s legal fees and expenses incurred in connection with this Amendment.
[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		FORESCOUT TECHNOLOGIES, INC.

By:	/s/Wendy Wong	By:	/s/Darren Milliken

Name:	Wendy Wong	Name:	Darren Milliken

Title:	VP	Title:	SVP & General Counsel, Corporate
Secretary & Corporate Compliance Officer

FORESCOUT GOVERNMENT SOLUTIONS,
LLC

By:	/s/Darren Milliken

Name:	Darren Milliken

Title:	Director & Secretary

SCHEDULE 1
Exhibit B
SPECIALTY FINANCE DIVISION
Compliance Certificate
I, an authorized officer of FORESCOUT TECHNOLOGIES, INC. and FORESCOUT GOVERNMENT SOLUTIONS, LLC (individually and collectively, jointly and severally, the “Borrower”) certify under the Amended and Restated Loan and Security Agreement (as amended, the “Agreement”) between Borrower and Silicon Valley Bank (“Bank”) as follows (all capitalized terms used herein shall have the meaning set forth in the Agreement):
Borrower represents and warrants for each Financed Receivable:
Each Financed Receivable is an Eligible Account.
Borrower is the owner with legal right to sell, transfer, assign and encumber such Financed Receivable;
The correct amount is on the Invoice Transmittal and is not disputed;
Payment is not contingent on any obligation or contract and Borrower has fulfilled all its obligations as of the Invoice Transmittal date;
Each Financed Receivable is based on an actual sale and delivery of goods and/or services rendered, is due to Borrower, is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances other than Permitted Liens;
There are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount;
It reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings; It has not filed or had filed against it Insolvency Proceedings and does not anticipate any filing;
Bank has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral; and
To its knowledge, no representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.
Additionally, Borrower represents and warrants as follows:
Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower’s organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.
Borrower has good title to the Collateral, free of Liens except Permitted Liens. All inventory is in all material respects of good and marketable quality, free from material defects.
Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with applicable provisions of the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower’s or any Subsidiary’s properties or assets has been used by Borrower or any Subsidiary or, to Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted except where the failure to obtain or make such consents, declarations, notices or filings would not reasonably be expected to cause a Material Adverse Change.
Attached are the required documents supporting the certification (unless delivered earlier to Bank). The undersigned certifies that these are prepared in accordance with GAAP (except, in the case of unaudited financials, subject to the absence of footnote disclosure and year-end adjustments) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under ‘ Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements (consolidated and consolidating, as applicable) with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA audited) with Compliance Certificate	FYE within 180 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC ( if applicable)	Yes No
Borrowing Base Reports (A/R-A/P agings)	Monthly within 30 days (during Streamline Period while amounts are outstanding under the Accounts Financing Facility)	Yes No
Deferred Revenue Report	Monthly within 30 days	Yes No
Annual financial projections	Within 30 days of Board approval	Yes No
Aggregate Bookings Report	Quarterly within 30 days	Yes No
Purchase Order Backlog Report	Monthly within 30 days	Yes No
Performance Pricing — Collateral Handling	Applies
Adjusted Quick Ratio > 1.50	0.00% of the Financed Receivable Balance	Yes No
Adjusted Quick Ratio < 1.50	0.25% of the Financed Receivable Balance	Yes No

Streamline Period Eligibility
Required	Actual	Eligible
Adjusted Quick Ratio	> 1.50:1.0	___:1.0	Yes No

Financial Covenant	Required	Actual	Complies
Aggregate Quarterly Bookings (measured on a trailing two quarters basis) not to fall below required levels, as follows:
Q3 2015 (for the period from 4/1/15-9/30/15)	Not < $54,750,000		Yes No
Q4 2015 (for the period from 7/1/15-12/3 /15)	Not < $84,957,000		Yes No

Distributions to Subsidiaries	For the period ending ________________	$_________________ (year-to-date)

Bank Accounts of Subsidiaries
Name of Subsidiary	Name of Bank	Account Balances
1.		$_____________
2.		$_____________
3.		$_____________
4.		$_____________
The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

FORESCOUT TECHNOLOGIES, INC.	BANK USE ONLY

By:	Received by:
Name:		AUTHORIZED SIGNER
Title:
Date:
FORESCOUT GOVERNMENT SOLUTIONS, LLC	Verified:
AUTHORIZED SIGNER
By:
Name:	Date:
Title:
Compliance Status: Yes No

FOURTH AMENDMENT
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
This Fourth Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 1st day of March, 2016 by and among SILICON VALLEY BANK (“Bank”), FORESCOUT TECHNOLOGIES, INC., a Delaware corporation (“Technologies”) whose address is 900 East Hamilton Avenue, Suite 300, Campbell, California 95008 and FORESCOUT GOVERNMENT SOLUTIONS, LLC, a Delaware limited liability company (“Government”, and together with Technologies, individually and collectively, jointly and severally, the “Borrower”) whose address is 1750 Tysons Boulevard, Suite 1500, McLean, Virginia 22102.
RECITALS
A.    Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of May 24, 2012, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement by and between Borrower and Bank dated as of July 25, 2013, as amended by that certain Second Amendment to Amended and Restated Loan and Security Agreement by and between Borrower and Bank dated as of December 27, 2013, and as further amended by that certain Joinder and Third Amendment to Amended and Restated Loan and Security Agreement by and between Borrower and Bank dated as of December 3, 2015 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).
B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.    Borrower has requested that Bank amend the Loan Agreement to (i) revise a financial covenant and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.
D.    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.    Amendments to Loan Agreement.

2.1    Section 6.7(a) (Aggregate Quarterly Bookings). Section 6.7(a) is deleted in its entirety and replaced with the following:
(a)    Aggregate Quarterly Bookings. Borrower’s Aggregate Quarterly Bookings, measured on a trailing two (2) quarters basis, commencing with the quarter ending December 31, 2013, shall not fall below the following amounts, measured quarterly:

Period	Minimum Aggregate Quarterly Bookings
For the period from June 1, 2013 through December 31, 2013	Not less than $25,922,530
For the period from October 1, 2013 through March 31, 2014	Not less than $29,734,577
For the period from January 1, 2014 through June 30, 2014	Not less than $32,367,750
For the period from April 1, 2014 through September 30, 2014	Not less than $38,825,250
For the period from July 1, 2014 through December 31, 2014	Not less than $49,343,250
For the period from April 1, 2015 to September 30, 2015	Not less than $54,750,000
For the period from July 1, 2015 to December 31, 2015	Not less than $84,957,000
For the period from October 1, 2015 through March 31, 2016	Not less than $72,750,000
For the period from January 1, 2016 through June 30, 2016	Not less than $57,750,000
For the period from April 1, 2016 through September 30, 2016	Not less than $98,250,000
For the period from July 1, 2016 through December 31, 2016	Not less than $139,500,000

2.2    Exhibit B (Compliance Certificate). The Compliance Certificate is amended in its entirety and replaced with the Compliance Certificate in the form of Schedule 1 attached hereto.
3.    Limitation of Amendments.
3.1    The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan

Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.    Waivers. Bank hereby waives Borrower’s existing default under the Loan Agreement by virtue of Borrower’s failure to set Aggregate Quarterly Bookings covenant levels by January 31, 2016 for the periods after December 31, 2015 pursuant to Section 6.7(a) thereof. Bank’s waiver of Borrower’s compliance of said Aggregate Quarterly Bookings covenant shall apply only to the foregoing specific period. Borrower hereby acknowledges and agrees that except as specifically provided herein, nothing in this Section or anywhere in this Amendment shall be deemed or otherwise construed as a waiver by Bank of any of its rights and remedies pursuant to the Loan Documents, applicable law or otherwise.
5.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
5.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
5.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
5.3    The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
5.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
5.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
5.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
6.    Ratification of Perfection Certificate. Technologies hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of December 27, 2013 between Technologies and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in said Perfection Certificate have not changed, as of the date hereof. Government hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of December 3, 2015 between Government and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in said Perfection Certificate have not changed, as of the date hereof
7.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
8.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
9.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment of Bank’s legal fees and expenses incurred in connection with this Amendment.
[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the dale first written above.

BANK		BORROWER

SILICON VALLEY BANK		FORESCOUT TECHNOLOGIES, INC.

By:	/s/ Wendy Wong	By:

Name:	Wendy Wong	Name:

Title:	VP	Title:

FORESCOUT GOVERNMENT SOLUTIONS,
LLC

By:

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the dale first written above.

BANK	BORROWER

SILICON VALLEY BANK	FORESCOUT TECHNOLOGIES, INC.

By:	By:	/s/ Darren J. Milliken

Name:	Name:	Darren J. Milliken

Title:	Title:	SVP & General Counsel, Corporate Secretary
& Corporate Compliance Officer

FORESCOUT GOVERNMENT SOLUTIONS,
LLC

By:	/s/ Darren J. Milliken

Name:	Darren J. Milliken

Title:	Director & Secretary

SCHEDULE 1
Exhibit B
SPECIALTY FINANCE DIVISION
Compliance Certificate
I, an authorized officer of FORESCOUT TECHNOLOGIES, INC. and FORESCOUT GOVERNMENT SOLUTIONS, LLC (individually and collectively, jointly and severally, the “Borrower”) certify under the Amended and Restated Loan and Security Agreement (as amended, the “Agreement”) between Borrower and Silicon Valley Bank (“Bank”) as follows (all capitalized terms used herein shall have the meaning set forth in the Agreement):
Borrower represents and warrants for each Financed Receivable:
Each Financed Receivable is an Eligible Account.
Borrower is the owner with legal right to sell, transfer, assign and encumber such Financed Receivable;
The correct amount is on the Invoice Transmittal and is not disputed;
Payment is not contingent on any obligation or contract and Borrower has fulfilled all its obligations as of the Invoice Transmittal date;
Each Financed Receivable is based on an actual sale and delivery of goods and/or services rendered, is due to Borrower, is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances other than Permitted Liens;
There are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount;
It reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings; It has not filed or had filed against it Insolvency Proceedings and does not anticipate any filing;
Bank has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral; and
To its knowledge, no representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.
Additionally, Borrower represents and warrants as follows:
Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower’s organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.
Borrower has good title to the Collateral, free of Liens except Permitted Liens. All inventory is in all material respects of good and marketable quality, free from material defects.
Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate”

of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with applicable provisions of the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower’s or any Subsidiary’s properties or assets has been used by Borrower or any Subsidiary or, to Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted except where the failure to obtain or make such consents, declarations, notices or filings would not reasonably be expected to cause a Material Adverse Change.
Attached are the required documents supporting the certification (unless delivered earlier to Bank). The undersigned certifies that these are prepared in accordance with GAAP (except, in the case of unaudited financials, subject to the absence of footnote disclosure and year-end adjustments) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements (consolidated and consolidating, as applicable) with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA audited) with Compliance Certificate	FYE within 180 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC ( if applicable)	Yes No
Borrowing Base Reports (A/R-A/P agings)	Monthly within 30 days (during Streamline Period while amounts are outstanding under the Accounts Financing Facility)	Yes No
Deferred Revenue Report	Monthly within 30 days	Yes No
Annual financial projections	Within 30 days of Board approval	Yes No
Aggregate Bookings Report	Quarterly within 30 days	Yes No
Purchase Order Backlog Report	Monthly within 30 days	Yes No
Performance Pricing – Collateral Handling		Applies
Adjusted Quick Ratio ≥ 1.50	0.00% of the Financed Receivable Balance	Yes No
Adjusted Quick Ratio < 1.50	0.25% of the Financed Receivable Balance	Yes No

Streamline Period Eligibility
Required Actual Eligible
Adjusted Quick Ratio ≥ 1.50:1.0 ___:1.0 Yes No

Financial Covenant	Required		Actual	Complies
Aggregate Quarterly Bookings (measured on a trailing two quarters basis) not to fall below required levels, as follows:
Q1 2016 (for the period from 10/1/15-3/31/16)	Not <	$72,750,000		Yes	No
Q2 2016 (for the period from 1/1/16-6/30/16)	Not <	$57,750,000		Yes	No
Q3 2016 (for the period from 4/1/16-9/30/16)	Not <	$98,250,000		Yes	No
Q4 2016 (for the period from 7/1/16-12/3 /16)	Not <	$139,500,000		Yes	No

Distributions to Subsidiaries	For the period ending _______________	$__________________ (year-to-date)

Bank Accounts of Subsidiaries
Name of Subsidiary	Name of Bank	Account Balances
1.		$_______________
2.		$_______________
3.		$_______________
4.		$_______________
The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

FORESCOUT TECHNOLOGIES, INC.	BANK USE ONLY

By:	Received by:
Name:		AUTHORIZED SIGNER
Title:
Date:
FORESCOUT GOVERNMENT SOLUTIONS, LLC	Verified:
AUTHORIZED SIGNER
By:
Name:	Date:
Title:
Compliance Status: Yes No

FIFTH AMENDMENT
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
This Fifth Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 22nd day of December, 2016, by and among SILICON VALLEY BANK (“Bank”), FORESCOUT TECHNOLOGIES, INC., a Delaware corporation (“Technologies”) whose address is 190 West Tasman Drive, San Jose, California 95134 and FORESCOUT GOVERNMENT SOLUTIONS, LLC, a Delaware limited liability company (“Government”, and together with Technologies, individually and collectively, jointly and severally, the “Borrower”) whose address is 7900 Westpark Drive, 7th Floor, McLean, Virginia 22102.
RECITALS
A.    Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of May 24, 2012, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement by and between Borrower and Bank dated as of July 25, 2013, as amended by that certain Second Amendment to Amended and Restated Loan and Security Agreement by and between Borrower and Bank dated as of December 27, 2013, as amended by that certain Joinder and Third Amendment to Amended and Restated Loan and Security Agreement by and between Borrower and Bank dated as of December 3, 2015, and as further amended by that certain Fourth Amendment to Amended and Restated Loan and Security Agreement by and between Borrower and Bank dated as of March 1, 2016 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).
B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.    Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.
D.    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.    Amendments to Loan Agreement.
2.1    Borrower shall repay all outstanding Collateral Handling Fees as of the date of this Amendment.
2.2    Section 2.1.1 (Financing of Accounts). The second sentence of Section 2.1.1 is deleted in its entirety and replaced with the following:

1

“Subject to all terms, conditions and limitations set forth herein, the aggregate face amount of all Financed Receivables outstanding at any time may not exceed Fifty Million Dollars ($50,000,000.00) (the “Facility Amount”), and the aggregate amount of all outstanding Advances at any time may not exceed the Net Availability Amount.”
2.3    Section 2.1.1(a)(iv) (Overadvances). The first sentence of Section 2.1.1(a)(iv) is deleted in its entirety and replaced with the following:
“If, at any time, the sum of (a) the aggregate outstanding principal amount of any Advances (including any amounts used for Cash Management Services), plus (b) the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), exceeds the lesser of (i) the Net Availability Amount, or (ii) the Borrowing Base, Borrower shall immediately pay to Bank in cash the amount of such excess (such excess, the “Overadvance”).”
2.4    Section 2.1.1(b)(iii) (Overadvances). Section 2.1.1(b)(iii) is deleted in its entirety and replaced with the following:
(iii)    Overadvances. If Borrower is not in a Streamline Period and the sum of (a) the aggregate outstanding principal amount of any Advances (including any amounts used for Cash Management Services), plus (b) the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), exceeds the Net Availability Amount, Borrower shall immediately pay to Bank in cash the amount of such excess (such excess, the “Overadvance”). Borrower shall pay Bank interest on the outstanding amount of any Overadvance, on demand, at the Default Rate; provided that, so long as an Overadvance is repaid within one (1) Business Day of such demand, the non-default interest rate, and not the Default Rate, shall be applied. Borrower shall further cooperate with Bank in promptly providing such information as may be necessary to reconcile the amount of outstanding Advances (including any amounts used for Cash Management Services) and the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) with the face amounts of Financed Receivables, as reduced by the applicable Advance Rate.”
2.5    Section 2.1.4 (Term Loan D). The following new Section 2.1.4 (entitled “Term Loan D”) is inserted to appear immediately following the existing Section 2.1.3:
“    2.1.4    Term Loan D.
(a)    Availability. Subject to the terms and conditions of this Agreement, within three (3) Business Days of the 2016 Amendment Date, Bank shall make an advance (the “Term Loan D Advance”) in the amount of Thirty Million Dollars ($30,000,000.00) to Borrower, to assist with Borrower’s working capital requirements as set forth herein.
(b)    Borrowing Procedure. To obtain the Term Loan D Advance, Borrower shall deliver to Bank by electronic mail or facsimile a completed Payment/Advance Form executed by a Responsible Officer or his or her designee.
(c)    Repayment. Commencing on January 1, 2017, and continuing on the first day of each calendar month thereafter, Borrower shall repay the Term Loan D Advance in (i) forty-eight (48) equal monthly installments of principal, plus (ii) monthly

2

payments of accrued interest at the rate set forth in Section 2.1.4(0(i). Notwithstanding the foregoing, all unpaid principal and interest on the Term Loan D Advance, and all other outstanding Obligations with respect to the Term Loan D Advance, shall be due on the Term Loan D Maturity Date. Once repaid, no part of the Term Loan D Advance may be reborrowed.
(d)    Prepayment.
(i)    Voluntary Prepayment. At Borrower’s option, so long as no Event of Default has occurred and is continuing, Borrower shall have the option to, at any time without premium or penalty, prepay all, but not less than all, of the Term Loan D Advance then outstanding under this Loan Agreement, provided Borrower (A) provides written notice to Bank of its election to prepay the Term Loan D Advance at least five (5) Business Days prior to such prepayment, and (B) pays, on the date of the prepayment (w) all accrued and unpaid interest with respect to the Term Loan D Advance through the date the prepayment is made; (x) all unpaid principal with respect to the Term Loan D Advance; (y) the Final Payment Fee-D; and (z) all other sums, if any, that shall have become due and payable with respect to this Agreement.
(ii)    Involuntary Prepayment. If the Term Loan D Advance is accelerated pursuant to Section 9.1 following the occurrence of an Event of Default, Borrower shall immediately pay to Bank all sums owing thereon. This shall include, at Bank’s option, all principal outstanding, all accrued and unpaid interest, all attorneys’ and professional fees and costs, court costs and expenses, and all other sums, if any, that shall have become due and payable with respect to this Loan Agreement including the Final Payment Fee-D.
(e)    Final Payment Fee-D. Concurrently with Borrower’s final payment of the Term Loan D Advance and not later than the Term Loan D Maturity Date, Borrower shall pay to Bank a final payment fee (“Final Payment Fee-D”) with respect to the Term Loan D Advance, in an amount equal to Eight Hundred Twenty-Five Thousand Dollars ($825,000.00).
(f)    Interest on Term Loan D.
(i)    Subject to Section 2.1.4(000, the principal amount outstanding under the Term Loan D Advance shall accrue interest at a fixed rate per annum equal to three and one-quarter of one percent (3.25%), which interest shall be payable monthly. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed. Bank may debit any of Borrower’s deposit accounts for principal and interest payments or any other amounts Borrower owes Bank when due. These debits shall not constitute a set-off.
(ii)    Immediately upon the occurrence and during the continuance of an Event of Default, Obligations shall bear interest at the Default Rate, as set forth in Section 2.2.4(c). Fees and expenses which are required to be paid by Borrower pursuant to the Loan Documents (including, without limitation, Bank Expenses) but are not paid when due shall bear interest until paid at a rate equal to the highest rate applicable to the Obligations. Payment or acceptance of the increased interest rate provided herein is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Bank.”

3

2.6    Section 2.1.5 (Letters of Credit Sublimit). The following new Section 2.1.5 (entitled “Letters of Credit Sublimit”) is inserted to appear immediately following Section 2.1.4:
“    2.1.5    Letters of Credit Sublimit.
(a)    As part of the Accounts Financing Facility, Bank shall issue or have issued Letters of Credit denominated in Dollars or a Foreign Currency for Borrower’s account. The aggregate Dollar Equivalent amount utilized for the issuance of Letters of Credit shall at all times reduce the amount otherwise available for Advances under the Accounts Financing Facility. The aggregate Dollar Equivalent of the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed the lesser of (i) Five Million Dollars ($5,000,000.00) minus any amounts used for Cash Management Services, or (ii) (A) the lesser of the Net Availability Amount or the Borrowing Base minus (B) the sum of all outstanding principal amounts of any Advances (including any amounts used for Cash Management Services).
(b)    If, on the Advances Maturity Date (or the effective date of any termination of this Agreement), there are any outstanding Letters of Credit, then on such date Borrower shall provide to Bank cash collateral in an amount equal to one hundred five percent (105.0%) (if the Letter of Credit is denominated in Dollars) or one hundred ten percent (110.0%) (if the Letter of Credit is denominated in a Foreign Currency) of the aggregate Dollar Equivalent of the face amount of all such Letters of Credit plus all interest, fees, and costs due or estimated by Bank to become due in connection therewith, to secure all of the Obligations relating to such Letters of Credit. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank’s standard Application and Letter of Credit Agreement (the “Letter of Credit Application”). Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request. Borrower further agrees to be bound by the regulations and interpretations of the issuer of any Letters of Credit guarantied by Bank and opened for Borrower’s account or by Bank’s interpretations of any Letter of Credit issued by Bank for Borrower’s account, and Borrower understands and agrees that Bank shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrower’s instructions or those contained in the Letters of Credit or any modifications, amendments, or supplements thereto.
(c)    The obligation of Borrower to immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional, and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, such Letters of Credit, and the Letter of Credit Application.
(d)    Borrower may request that Bank issue a Letter of Credit payable in a Foreign Currency. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as an Advance to Borrower of the Dollar Equivalent of the amount thereof (plus fees and charges in connection therewith such as wire, cable, SW11-.1 or similar charges).
(e)    To guard against fluctuations in currency exchange rates, upon the issuance of any Letter of Credit payable in a Foreign Currency, Bank shall create a reserve

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(the “Letter of Credit Reserve”) under the Accounts Financing Facility in an amount equal to ten percent (10.0%) of the face amount of such Letter of Credit. The amount of the Letter of Credit Reserve may be adjusted by Bank from time to time to account for fluctuations in the exchange rate. The availability of funds under the Accounts Financing Facility shall be reduced by the amount of such Letter of Credit Reserve for as long as such Letter of Credit remains outstanding.
(f)    Borrower shall pay to Bank Bank’s customary fees and expenses for the issuance or renewal of Letters of Credit, upon the issuance of such Letter of Credit, each anniversary of the issuance during the term of such Letter of Credit, and upon the renewal of such Letter of Credit by Bank.”
2.7    Section 2.1.6 (Cash Management Services Sublimit). The following new Section 2.1.6 (entitled “Cash Management Services Sublimit”) is inserted to appear immediately following Section 2.1.5:
“    2.1.6    Cash Management Services Sublimit. Borrower may use the Accounts Financing Facility for Bank’s cash management services, which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in Bank’s various cash management services agreements (collectively, the “Cash Management Services”) in an aggregate amount not to exceed the lesser of (i) Five Million Dollars ($5,000,000.00) minus the aggregate Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), or (ii) (A) the lesser of the Net Availability Amount or the Borrowing Base minus (B) the aggregate Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), minus (C) the sum of all outstanding principal amounts of any Advances. Any amounts Bank pays on behalf of Borrower for any Cash Management Services will be treated as Advances under the Accounts Financing Facility and will accrue interest at the interest rate applicable to Advances.”
2.8    Section 2.2.4(a)(i) (Accounts Financing Facility). The second sentence of Section 2.2.4(a)(i) is deleted in its entirety and replaced with the following:
“In computing Finance Charges on the Obligations under this Agreement, all Collections received by Bank shall be deemed applied by Bank on account of the Obligations on the date of the receipt of the Collections.”
2.9    Section 2.2.4(b) (Term Loans). The first sentence of Section 2.2.4(b) is deleted in its entirety and replaced with the following:
“The principal amount outstanding under Term Loan B, Term Loan C and the Term Loan D Advance accrues interest at a fixed rate as set forth in Sections 2.1.2(e), 2.1.3(f) and 2.1.4(f), respectively.”
2.10    Section 2.2.5 (Collateral Handling Fee). Section 2.2.5 is deleted in its entirety and replaced with the following:
“    2.2.5.    Intentionally deleted.”

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2.11    Section 6.2(c) (Financial Statements, Reports, Certificates). The following sentence is inserted to appear at the end of Section 6.2(c):
“The foregoing inspections audits shall be at Borrower’s expense, and the charge therefor shall be One Thousand Dollars ($1,000.00) per person per day (or such higher amount as shall represent Bank’s then-current standard charge for the same), plus reasonable out-of-pocket expenses; provided, that the costs for any single audit shall not exceed Three Thousand Five Hundred Dollars ($3,500.00) in the aggregate.”
2.12    Section 6.7(a) (Aggregate Quarterly Bookings). Section 6.7(a) is deleted in its entirety and replaced with the following:
(a)    [Reserved.]”
2.13    Section 6.7(b) (Adjusted Quick Ratio). Section 6.7(b) is deleted in its entirety and replaced with the following”
“    (b)    Adjusted Quick Ratio. Maintain at all times, to be tested as of the last day of each month, commencing with the month ending October 31, 2016, calculated on a consolidated basis with respect to Borrower and its Subsidiaries, an Adjusted Quick Ratio of at least 1.25 to 1.00.”
2.14    Section 12.12 (Appointment of Agent). The Loan Agreement is amended by inserting the following new provision to appear as Section 12.12 (Appointment of Agent) thereof:
‘    12.12    Appointment of Agent. Government hereby appoints Technologies as its agent to execute and deliver any Compliance Certificate required to be delivered under this Agreement on behalf of Technologies.”
2.15    Section 13 (Definitions). The definition of “Eligible Accounts” set forth in Section 13.1 is amended by (i) deleting “.” at the end of subsection (r) and inserting in lieu thereof (“; and”) and (ii) inserting the following new subsection to appear as subsection (s) thereof:
“    (s)    Accounts owing from an Account Debtor, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, for the amounts that exceed that percentage, unless Bank approves in writing.”
2.16    Section 13 (Definitions). Effective as of November 23, 2016, the following term and its definition set forth in Section 13.1 is deleted in its entirety and replaced with the following:
“    “Advances Maturity Date” is December 22, 2018.”
2.17    Section 13 (Definitions). The following terms and their respective definitions set forth in Section 13.1 are deleted in their entirety and replaced with the following:
“    “Adjusted Quick Ratio” is (a) the aggregate amount of Borrower’s unrestricted cash and Cash Equivalents maintained in a direct deposit account, money market account or “sweep” account at Bank and Bank’s Affiliates plus net billed accounts receivable; divided by (b) Current Liabilities (by way of clarification, this includes, without duplication, the

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non-current portion of the Term Loan D Advance) minus the current portion of Deferred Revenue.”
“    “Applicable Rate” is a per annum rate equal to the WSJ Prime Rate minus seven-tenths of one percent (0.70%).”
“    “Availability Amount” is (a) the lesser of (i) Net Availability Amount or (ii) the amount available under the Borrowing Base minus (b) the aggregate Dollar Equivalent amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) plus an amount equal to the Letter of Credit Reserve, minus (c) any amounts used for Cash Management Services, and minus (d) the outstanding principal balance of any Advances.”
“    “Credit Extension” is any Advance, Term Loan B Advance, Term Loan C Advance, Term Loan D Advance, Letter of Credit, amount utilized for Cash Management Services, or any other extension of credit by Bank for Borrower’s benefit.”
“    “Current Liabilities” are all obligations and liabilities of Borrower to Bank plus, without duplication, the aggregate amount of Borrower’s Total Liabilities that mature within one (1) year.”
“    “Letter of Credit” means a standby letter of credit issued by Bank or another institution based upon an application, guarantee, indemnity or similar agreement on the part of Bank as set forth in Section 2.1.5.”
“    “Obligations” are Borrower’s obligation to pay when due any debts, principal, interest, Bank Expenses, any Finance Charge, any Collateral Handling Fee, any Success Fee, the 2015 Commitment Fee, the Final Payment Fee-D and any other amounts Borrower owes Bank now or later, whether under this Agreement, the Loan Documents, or otherwise, including, without limitation, any interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and the performance of Borrower’s duties under the Loan Documents.”
“    “WSJ Prime Rate” is the greater of (a) the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Bank, the “WSJ Prime Rate” shall mean the rate of interest per annum announced by Bank as its prime rate in effect at its principal office in the State of California (such Bank announced prime rate not being intended to be the lowest rate of interest charged by Bank in connection with extensions of credit to debtors), or (b) three and one-half of one percent (3.50%).”
2.18    Section 13 (Definitions). The Loan Agreement shall be amended by inserting the following new definitions to appear alphabetically in Section 13.1 thereof:
“    “2016 Amendment Date” is December 22, 2016.”
“    “Cash Management Services” is defined in Section 2.1.6.”

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“    “Dollar Equivalent” is, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in a Foreign Currency, the equivalent amount therefor in Dollars as determined by Bank at such time on the basis of the then-prevailing rate of exchange in San Francisco, California, for sales of the Foreign Currency for transfer to the country issuing such Foreign Currency.”
“    “Final Payment Fee-D” is defined in Section 2.1.4(e).”
“    “Foreign Currency” means lawful money of a country other than the United States.”
“    “Letter of Credit Application” is defined in Section 2.1.5.”
“    “Letter of Credit Reserve” has the meaning set forth in Section 2.1.5.”
“    “Net Availability Amount” is (a) Forty Million Dollars ($40,000,000.00) minus (b) the Term Loan Reduction Amount.”
“    “Term Loan D Advance” is defined in Section 2.1.4(a).”
“    “Term Loan D Maturity Date” is December 1, 2020.”
“    “Term Loan Reduction Amount” is the outstanding principal balance of the Term Loan D Advance.”
2.19    Exhibit B (Compliance Certificate). The Compliance Certificate is deleted in its entirety and replaced with the Compliance Certificate in the form of Schedule 1 attached hereto.
2.20    Exhibit D (Borrowing Base Certificate). The Borrowing Base Certificate is deleted in its entirety and replaced with the Borrowing Base Certificate in the form of Schedule 2 attached hereto.
3.    Limitation of Amendments.
3.1    The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of

8

the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3    The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.    Updated Perfection Certificates. Technologies has delivered an updated Perfection Certificate in connection with this Amendment dated as of even date herewith (the “Updated Technologies Perfection Certificate”), which Updated Technologies Perfection Certificate shall supersede in all respects that certain Perfection Certificate of Technologies dated as of December 27, 2013. Government has delivered an updated Perfection Certificate in connection with this Amendment dated as of even date herewith (the “Updated Government Perfection Certificate”), which Updated Government Perfection Certificate shall supersede in all respects that certain Perfection Certificate of Government dated as of December 3, 2015. Technologies and Government agree that all references in the Loan Agreement to “Perfection Certificate” shall hereinafter be deemed to be references to the Updated Technologies Perfection Certificate and/or the Updated Government Perfection Certificate, as applicable.
6.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
7.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

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8.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment of Bank’s legal fees and expenses incurred in connection with this Amendment.
[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		FORESCOUT TECHNOLOGIES, INC.

By:	/s/ Bryce Gerber	By:

Name:	Bryce Gerber	Name:

Title:	Vice President	Title:

FORESCOUT GOVERNMENT SOLUTIONS,

LLC

By:

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER

SILICON VALLEY BANK	FORESCOUT TECHNOLOGIES, INC.

By:	By:	/s/ Darren J. Milliken

Name:	Name:	Darren J. Milliken

Title:	Title:	SVP + General Counsel, Corporate Secretary
+ Corporate Compliance Officer

FORESCOUT GOVERNMENT SOLUTIONS,

LLC

By:	/s/ Darren J. Milliken

Name:	Darren J. Milliken

Title:	Secretary + Director

SCHEDULE 1

Exhibit B

SPECIALTY FINANCE DIVISION
Compliance Certificate
I, an authorized officer of FORESCOUT TECHNOLOGIES, INC. and FORESCOUT GOVERNMENT SOLUTIONS, LLC (individually and collectively, jointly and severally, the “Borrower”) certify under the Amended and Restated Loan and Security Agreement (as amended, the “Agreement”) between Borrower and Silicon Valley Bank (“Bank”) as follows (all capitalized terms used herein shall have the meaning set forth in the Agreement):
Borrower represents and warrants for each Financed Receivable:
Each Financed Receivable is an Eligible Account.
Borrower is the owner with legal right to sell, transfer, assign and encumber such Financed Receivable;
The correct amount is on the Invoice Transmittal and is not disputed;
Payment is not contingent on any obligation or contract and Borrower has fulfilled all its obligations as of the Invoice Transmittal date;
Each Financed Receivable is based on an actual sale and delivery of goods and/or services rendered, is due to Borrower, is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances other than Permitted Liens;
There are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount;
It reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;
It has not filed or had filed against it Insolvency Proceedings and does not anticipate any filing;
Bank has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral; and
To its knowledge, no representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.
Additionally, Borrower represents and warrants as follows:
Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower’s organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not

1

in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.
Borrower has good title to the Collateral, free of Liens except Permitted Liens. All inventory is in all material respects of good and marketable quality, free from material defects.
Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with applicable provisions of the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower’s or any Subsidiary’s properties or assets has been used by Borrower or any Subsidiary or, to Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted except where the failure to obtain or make such consents, declarations, notices or filings would not reasonably be expected to cause a Material Adverse Change.
Attached are the required documents supporting the certification (unless delivered earlier to Bank). The undersigned certifies that these are prepared in accordance with GAAP (except, in the case of unaudited financials, subject to the absence of footnote disclosure and year-end adjustments) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements (consolidated and consolidating, as applicable) with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA audited) with Compliance Certificate	FYE within 180 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC (if applicable)	Yes No
Borrowing Base Reports (A/R-A/P agings)	Monthly within 30 days (during Streamline Period while amounts are outstanding under the Accounts Financing Facility)	Yes No
Deferred Revenue Report	Monthly within 30 days	Yes No
Annual financial projections	Within 30 days of Board approval	Yes No
Aggregate Bookings Report	Quarterly within 30 days	Yes No
Purchase Order Backlog Report	Monthly within 30 days	Yes No
409A valuations	Within 30 days of completion, but at least annually, and contemporaneously with any updates	Yes No

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Capitalization table	Quarterly within 30 days and contemporaneously with any updates	Yes No

Streamline Period Eligibility
	Required	Actual	Eligable
Adjusted Quick Ratio	> 1.50:1.0	___:1.0	Yes No

Financial Covenant	Required	Actual	Complies
Adjusted Quick Ratio	1.25:1.00	___:1.0	Yes No

Distributions to Subsidiaries	For the period ending _______________	$_______________ (year-to-date)

Bank Accounts of Subsidiaries
Name of Subsidiary	Name of Bank	Account Balances
1.		$_______________
2.		$_______________
3.		$_______________
4.		$_______________
The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

FORESCOUT TECHNOLOGIES, INC.	BANK USE ONLY

By:	Received by:
Name:		AUTHORIZED SIGNER
Title:
Date:
FORESCOUT GOVERNMENT SOLUTIONS, LLC	Verified:
AUTHORIZED SIGNER
By:
Name:	Date:
Title:
Compliance Status: Yes No

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SCHEDULE 2

Exhibit D

BORROWING BASE CERTIFICATE

Borrower:	ForeScout Technologies, Inc. Forescout Government Solutions, LLC

Lender:	Silicon Valley Bank
Commitment Amount: $40,000,000.00

ACCOUNTS RECEIVABLE
1. Accounts Receivable (invoiced) Book Value as of	$_______________
2. Additions (Please explain on next page)	$_______________
3. Less: Intercompany / Employee / Non-Trade Accounts	$_______________
4. NET TRADE ACCOUNTS RECEIVABLE	$_______________
ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
5. 90 Days Past Invoice Date	$_______________
6. Credit Balances over 90 Days	$_______________
7. Balance of 50% over 90 Day Accounts (Cross-Age or Current Affected)	$_______________
8. Foreign Account Debtor Accounts	$_______________
9. Foreign Invoiced and/or Collected Accounts	$_______________
10. Contra / Customer Deposit Accounts	$_______________
11. U.S. Government Accounts	$_______________
12. Promotion or Demo Accounts; Guaranteed Sale or Consignment Sale Accounts	$_______________
13. Accounts with Memo or Pre-Billings	$_______________
14. Contract Accounts; Accounts with Progress / Milestone Billings	$_______________
15. Accounts for Retainage Billings	$_______________
16. Trust / Bonded Accounts	$_______________
17. Bill and Hold Accounts	$_______________
18. Unbilled Accounts	$_______________
19. Non-Trade Accounts (If not already deducted above)	$_______________
20. Accounts with Extended Term Invoices (Net 90+)	$_______________
21. Chargebacks Accounts / Debit Memos	$_______________
22. Product Returns / Exchanges	$_______________
23. Disputed Accounts; Insolvent Account Debtor Accounts	$_______________
24. Deferred Revenue, if applicable / Other (Please explain on next page)	$_______________
25. Other Doubtful Accounts	$_______________
26. Concentration Limits (25%)	$_______________
27. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$_______________

28. Eligible Accounts (#4 minus #27)	$_______________
29. ELIGIBLE AMOUNT OF ACCOUNTS (80% of #28)	$_______________
BALANCES
30. Maximum Loan Amount	$40,000,000
31. Total Funds Available (Lesser of #29 or #30)	$_______________
32. Present balance owing on Line of Credit	$_______________
33. RESERVE POSITION (#31 minus #32)	$_______________
[Continued on following page.]

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Explanatory comments from previous page:

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

BANK USE ONLY

COMMENTS:		Received by:
AUTHORIZED SIGNER
By:
	Authorized Signer	Date:
Verified:
Date:			AUTHORIZED SIGNER

Date:

Compliance Status: Yes No

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